As filed with the Securities and Exchange Commission on January 10, 2020

Securities Act File No. [•]

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     ☒

Pre-Effective Amendment No.      ☐

Post-Effective Amendment No.      ☐

Northern Lights Fund Trust III

(Exact Name of Registrant as Specified in Charter)

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Address of Principal Executive Offices) (Zip Code)

(402) 895-1600

(Registrant's Telephone Number, including Area Code)

The Corporation Trust Company

1290 Orange Street

Wilmington, DE 19801

(Name and Address of Agent for Service)

JoAnn M. Strasser	Richard Malinowski
Thompson Hine LLP	Gemini Fund Services, LLC
41 S. High Street, Suite 1700	80 Arkay Drive
Columbus, Ohio 43215	Hauppauge, New York 11788
(614) 469-3200	(631) 470-2600

Title of securities being registered: Class A, Class C and Class I Shares of Pinnacle Sherman Multi-Strategy Core Fund, a series of the Registrant.

No filing fee is required because the Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, pursuant to which it has previously registered an indefinite number of shares.

Approximate date of proposed public offering:  As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

It is proposed that this filing become effective on 30 days after filing date pursuant to Rule 488 under the Securities Act of 1933, as amended.

PINNACLE SHERMAN TACTICAL ALLOCATION FUND

A SERIES OF NORTHERN LIGHTS FUND TRUST III

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

February [•], 2020

Dear Shareholder:

We wish to provide you with some important information concerning your investment. You are receiving this Combined Prospectus/Information Statement because you own shares of the Pinnacle Sherman Tactical Allocation Fund, a series of Northern Lights Fund Trust III. The Board of Trustees (the “Board”) of Northern Lights Fund Trust III (the “Trust”), after careful consideration, has approved the reorganization (the “Reorganization”) of the Pinnacle Sherman Tactical Allocation Fund (the “Target Fund”) into the Pinnacle Sherman Multi-Strategy Core Fund (the “Survivor Fund”), which is also a series of the Trust. The Target Fund and the Survivor Fund are sometimes each referred to separately as a “Fund,” and together as the “Funds.” The series surviving the Reorganization, the Survivor Fund, will be referred to herein as the “Combined Fund.” The Reorganization does not require your approval, and you are not being asked to vote. The attached Combined Prospectus/Information Statement contains information about the Survivor Fund and provides details about the terms and conditions of the Reorganization. You should review the Combined Prospectus/Information Statement carefully and retain it for future reference.

The Target Fund and Survivor Fund have identical investment objectives and their principal investment strategies are similar. The Target Fund’s and Survivor Fund’s investment objective is high total return with reasonable risk. Both Funds are managed by Pinnacle Family Advisors LLC (“Pinnacle” or the “Adviser”). While the Funds use slightly different investment techniques and allocations at times, both Funds satisfy their respective investment objectives by investing primarily in exchange-traded funds that the Adviser believes have the potential for high total return. We anticipate that the Reorganization will result in benefits to the shareholders of the Target Fund as discussed more fully described in the Combined Prospectus/Information Statement. As a general matter, we believe that after the Reorganization, the Combined Fund will provide shareholders of the Target Fund with a similar investment objective with greater long-term viability and the potential to attract additional assets.

After considering the performance of each Fund and the expenses associated with the investment structure of the Target Fund, the Adviser recommended to the Board that the Target Fund be reorganized into the Survivor Fund. The Board has concluded that the Reorganization is in the best interest of each Fund and its respective shareholders. In approving the Reorganization, the Board considered, among other things, the similarities between the Funds’ investment objectives and strategies, the fact that the management fee for the Target Fund and the Combined Fund is the same, the differences in historical performance between the Target Fund and the Survivor Fund, and the terms and conditions of the Agreement and Plan of Reorganization and Termination (the “Plan of Reorganization”). The Board also considered that it is not anticipated that the Reorganization should have any tax consequences for shareholders.

The Plan of Reorganization provides that the Target Fund will transfer all of its assets and liabilities to the Survivor Fund. In exchange for the transfer of these assets and liabilities, the Survivor Fund will simultaneously issue shares to the Target Fund in an amount equal in value to the net asset value of the Target Fund’s shares as of the close of business on the business day preceding the foregoing transfers. These transfers are expected to occur on or about [•], 2020 (the “Closing Date”). Immediately after the Reorganization, the Target Fund will make a liquidating distribution to its shareholders of the Survivor Fund shares received, so that a holder of shares in the Target Fund at the Closing Date of the Reorganization will receive a number of shares of the Survivor Fund with the same aggregate value as the shareholder had in the Target Fund immediately before the Reorganization.

Following the Reorganization, the Target Fund will cease operations as a separate series of the Trust. Shareholders of the Target Fund will not be assessed any sales charges, redemption fees or any other shareholder fee in connection with the Reorganization.

NO ACTION ON YOUR PART IS REQUIRED TO EFFECT THE REORGANIZATION.

If you have questions, please contact the Funds at 1-888-985-9830.

Sincerely,

Richard Malinowski, President

QUESTIONS AND ANSWERS

We recommend that you read the complete Combined Prospectus/Information Statement. The following Questions and Answers provide an overview of the key features of the reorganization (the “Reorganization”) of the Pinnacle Sherman Tactical Allocation Fund (the “Target Fund”), into the Pinnacle Sherman Multi-Strategy Core Fund (the “Survivor Fund” and, together with the Target Fund, the “Funds” and each, a “Fund”) and of the information contained in this Combined Prospectus/Information Statement.

Q. What is this document and why did we send it to you?

A. This is a Combined Prospectus/Information Statement that provides you with information about a plan of reorganization between the Target Fund and the Survivor Fund. Both the Target Fund and the Survivor Fund are series of Northern Lights Fund Trust III (the “Trust”). The Funds pursue identical investment objectives and similar investment strategies. When the Reorganization is completed, your shares of the Target Fund will be exchanged for shares of the Survivor Fund, and the Target Fund will be terminated as a series of the Trust. Please refer to this Combined Prospectus/Information Statement for a detailed explanation of the Reorganization, and a more complete description of the Survivor Fund.

You are receiving this Combined Prospectus/Information Statement because you own shares of the Target Fund as of January [•], 2020. The Reorganization does not require approval by shareholders of either the Target or Survivor Fund, and you are not being asked to vote.

Q. Has the Board of Trustees approved the Reorganization?

A.	Yes, the Board of Trustees of the Trust (the “Board”) has approved the Reorganization. After careful consideration, the Board, including all of the Trustees who are not “interested persons” of the Funds (as defined in the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Trustees”), determined that the Reorganization is in the best interests of the Target Fund’s and Survivor Fund’s shareholders and that neither Fund’s existing shareholders’ interests will be diluted as a result of the Reorganization.

Q. Why is the Reorganization occurring?

A.	The Board has determined that Target Fund shareholders may benefit from an investment in the Combined Fund in the following ways:
(i)	The Combined Fund has greater potential for long-term viability than either the Target Fund or the Survivor Fund without the Reorganization;
(ii)	The Reorganization is expected to increase the Combined Fund’s prospects for attracting assets, which would achieve certain operating efficiencies in the future as a result of the Combined Fund’s larger net asset size;
(iii)	The Reorganization may represent the most effective use of investment resources and may create an environment with the best opportunity for successful long-term investing on behalf of shareholders; and
(iv)	Shareholders of the Target Fund will remain invested in an open-end fund with a similar investment strategy and lower fees that has greater net assets at the time of and following the Reorganization; and
(v)	The Reorganization is preferable to liquidating the Target Fund because the Reorganization is not expected to be a taxable event.

Q. How will the Reorganization affect me as a shareholder?

A.	Upon the closing of the Reorganization, Target Fund shareholders will become shareholders of the Survivor Fund. With the Reorganization, all of the assets and the liabilities of the Target Fund will be combined with those of the Survivor Fund. You will receive shares of the Survivor Fund equal to the value of the shares you own of the Target Fund. An account will be created for each shareholder that will be credited with shares of the Survivor Fund with an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Target Fund shares at the time of the Reorganization.

The number of shares a shareholder receives (and thus the number of shares allocated to a shareholder) will depend on the relative net asset values per share of the two Funds immediately prior to the Reorganization. Thus, although the aggregate net asset value in a shareholder’s account will be the same, a shareholder may receive a greater or lesser number of shares than it currently holds in the Target Fund. No physical share certificates will be issued to shareholders. As a result of the Reorganization, a Target Fund shareholder will hold a smaller percentage of ownership in the Combined Fund than such shareholder held in the Target Fund prior to the Reorganization.

Q. Why is no shareholder action necessary?

A.	Neither a vote of the shareholders of the Target Fund nor a vote of the shareholders of the Survivor Fund is required to approve the Reorganization under the Delaware Statutory Trust Act or under the Trust’s declaration of Trust. Pursuant to an exemption provided under Rule 17a-8 of the 1940 Act, a vote of shareholders of the Target Fund is not required.

Q. When will the Reorganization occur?

A.	The Reorganization is expected to take effect on or about February [•], 2020, or as soon as possible thereafter (the “Closing Date”).

Q. Who will pay for the Reorganization?

A.	The costs of the Reorganization will be borne by Pinnacle Family Advisors LLC (“Pinnacle” or the “Advisor”), the investment adviser to the Funds. The costs associated with the Reorganization will not have an effect on the net asset value per share of either Fund. The costs associated with the Reorganization are expected to be approximately $17,500. The Funds, however, will bear any brokerage commissions, transaction costs and similar expenses in connection with any purchases or sales of securities related to Fund repositioning in connection with the Reorganization, which are expected to be minimal.

Q. Are the Survivor Fund’s fees and expenses the same as the Target Fund’s fees and expenses?

A:	No. Although the Funds share the same management fees and distribution and service fees, the Survivor Fund’s operating expense ratio is lower than that of the Target Fund. The Survivor Fund’s lower expense ratio is attributable to its larger size. The Survivor Fund also uses only three models to participate in up trending equity markets while the Target Fund’s uses six models to participate in up trending equity markets.

Q: Will the Reorganization result in any federal tax liability to me?

A.	It is not expected that the Reorganization will result in a tax consequence to Target Fund shareholders. Assuming that the parties comply with the terms of the Agreement and Plan of Reorganization and Termination (“Plan of Reorganization”) and supply appropriate representation letters, the Trust will receive an opinion that the transaction should be a tax-free reorganization. Shareholders should consult their tax advisor about possible state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this document relates to the federal income tax consequences of the Reorganization only.

Q. Can I redeem my shares of the Target Fund before the Reorganization takes place?

A.	Yes. You may redeem your shares, at any time before the Reorganization takes place, as set forth in the Target Fund’s prospectus. If you choose to do so, your request will be treated as a normal exchange or redemption of shares. Shares that are held as of the Closing Date will be exchanged for shares of the Survivor Fund.

Q. Will shareholders have to pay any sales load, commission or other similar fee in connection with the Reorganization?

A. No. Shareholders will not pay any sales load, commission or other similar fee in connection with the Reorganization.

Q. Are there differences in front-end sales loads or contingent deferred sales charges?

A.	No. Both the Target Fund and the Survivor Fund have a 5.75% front-end sales load charge and no contingent deferred sales charge.

Q. Whom do I contact for further information?

A.	You can contact your financial adviser for further information. You may also contact the Funds at 1-888-985-9830. You may also visit our website at www.pinnacledynamicfunds.com.

Important additional information about the Reorganization is set forth in the accompanying Combined Prospectus/Information Statement. Please read it carefully.

INFORMATION STATEMENT FOR

PINNACLE SHERMAN TACTICAL ALLOCATION FUND, A SERIES OF NORTHERN LIGHTS FUND TRUST III

225 PICTORIA DRIVE, SUITE 450

CINCINNATI, OHIO 45246

PROSPECTUS FOR

PINNACLE SHERMAN MULTI-STRATEGY CORE FUND, A SERIES OF NORTHERN LIGHTS FUND TRUST III

225 PICTORIA DRIVE, SUITE 450

CINCINNATI, OHIO 45246

DATED FEBRUARY [•], 2020

RELATING TO THE REORGANIZATION OF

PINNACLE SHERMAN TACTICAL ALLOCATION FUND

WITH AND INTO

PINNACLE SHERMAN MULTI-STRATEGY CORE FUND,

EACH A SERIES OF NORTHERN LIGHTS FUND TRUST III

This Combined Prospectus/Information Statement is furnished to you as a shareholder of the Pinnacle Sherman Tactical Allocation Fund (the “Target Fund”), a series of Northern Lights Fund Trust III, a Delaware statutory trust (the “Trust”). As provided in the Agreement and Plan of Reorganization and Termination (the “Plan of Reorganization”), the Target Fund will be reorganized into the Pinnacle Sherman Multi-Strategy Core Fund (the “Survivor Fund”), also a series of the Trust (the “Reorganization”). The Target Fund and the Survivor Fund are each referred to herein as a “Fund”, and together, the “Funds.” The Fund surviving the Reorganization, the Survivor Fund, will be referred to herein as the “Combined Fund.” For purposes of this Combined Prospectus/Information Statement, the terms “shareholder,” “you” and “your” refer to the shareholders of the Target Fund.

The Board of Trustees of the Trust (the “Board”), on behalf of each Fund, has approved the Reorganization and has determined that the Reorganization is in the best interests of each Fund and its respective shareholders. The Survivor Fund pursues an investment objective identical to that of the Target Fund, and the investment strategies of the Funds are similar. Please see “Summary—Investment Objectives and Principal Investment Strategies” below.

At the closing of the Reorganization, the Survivor Fund will acquire substantially all of the assets and the liabilities of the Target Fund in exchange for shares of the Survivor Fund. Immediately after receiving the Survivor Fund shares, the Target Fund will distribute these shares to its shareholders in connection with the liquidation of the Target Fund. Target Fund shareholders will receive shares of the Survivor Fund with an aggregate net asset value equal to the aggregate net asset value of the Target Fund shares they held immediately prior to the Reorganization. After distributing these shares, the Target Fund will be terminated as a series of the Trust. As a result of the Reorganization, a shareholder of the Target Fund will have a smaller percentage of ownership in the Combined Fund than such shareholder’s percentage of ownership in the Target Fund prior to the Reorganization.

This Combined Prospectus/Information Statement sets forth concisely the information you should know about the Reorganization of the Target Fund and constitutes an offering of the shares of the Survivor Fund issued in the Reorganization. Please read it carefully and retain it for future reference.

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In addition, the following documents each have been filed with the Securities and Exchange Commission (the “SEC”), and are incorporated herein by reference:

•	the Prospectus related to the Target Fund, dated August 1, 2019 (File No. 811-22655 and 333-178833);
•	the Statement of Additional Information related to the Target Fund, dated August 1, 2019 (File No. 811-22655 and 333-178833);
•	the Prospectus related to the Survivor Fund, dated February 1, 2019 (File No. 811-22655 and 333-178833);
•	the Statement of Additional Information related to the Survivor Fund, dated February 1, 2019 (File No. 811-22655 and 333-178833);
•	the Annual Report to shareholders of the Target Fund, dated March 31, 2019 (File No. 811-22655), which has previously been sent to shareholders of the Target Fund;
•	the Annual Report to shareholders of the Survivor Fund, dated September 30, 2019 (File No. 811-22655), which has previously been sent to shareholders of the Survivor Fund;
•	the Semi-Annual Report to shareholders of the Target Fund, dated September 30, 2019 (File No. 811-22655), which has previously been sent to shareholders of the Target Fund;
•	the Semi-Annual Report to shareholders of the Survivor Fund, dated March 31, 2019 (File No. 811-22655), which has previously been sent to shareholders of the Survivor Fund; and
•	the Statement of Additional Information related to this Combined Prospectus/Information Statement dated February [•], 2020 (File No. 333-XXXXXXX), as filed herewith.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith, file reports and other information, including proxy materials, with the SEC.

The Funds’ Prospectus, Statement of Additional Information, annual and semi-annual reports and the Statement of Additional Information related to this Combined Prospectus/Information Statement are available upon request and without charge by writing to the Pinnacle Funds c/o Gemini Fund Services LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 or by calling toll-free at 1-888-985-9830. They are also available, free of charge, at the Funds’ website at www.pinnacledynamicfunds.com. Information about the Funds can also be reviewed and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549-0102. Call 1-202-551-8090 for information on the operation of the public reference room. This information is also accessible via the Edgar database on the SEC’s internet site at www.sec.gov and copies may be obtained upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

THIS COMBINED PROSPECTUS/INFORMATION STATEMENT IS EXPECTED TO BE SENT TO SHAREHOLDERS ON OR ABOUT FEBRUARY [•], 2020. THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS COMBINED PROSPECTUS/INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION NOT CONTAINED IN THIS COMBINED PROSPECTUS/INFORMATION STATEMENT AND, IF SO GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS COMBINED PROSPECTUS/INFORMATION STATEMENT DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES IN ANY JURISDICTION IN WHICH, OR TO ANY PERSON TO WHOM, IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

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TABLE OF CONTENTS

SUMMARY	4

Investment Objectives and Principal Investment Strategies	5
Principal Risks	6
Fees and Expenses	8
Portfolio Turnover	10
Federal Tax Consequences	10
Purchase, Exchange, Redemption, Transfer and Valuation of Shares	10

COMPARISON OF THE TARGET FUND AND SURVIVOR FUND	11

Investment Objectives and Principal Investment Strategies	11
Comparison of Investment Objectives and Principal Investment Strategies	13
Fundamental Investment Policies	16
Risks of the Funds	17
Performance History	21
Management of the Funds	23
Portfolio Managers	24
Other Service Providers	24
Purchase, Redemption and Pricing Of Fund Shares	25
Market Timing	26
Tax Status, Dividends and Distributions	27

FINANCIAL HIGHLIGHTS	27

INFORMATION RELATING TO THE REORGANIZATION	28

Description of the Reorganization	28
Terms of the Reorganization	28
Reasons for the Reorganization	28
Federal Income Taxes	29
Expenses of the Reorganization	29
Continuation of Shareholder Accounts and Plans; Share Certificates	29

OTHER INFORMATION	30

Capitalization	30
Shareholder Information	30
Shareholder Rights and Obligations	30
Shareholder Proposals	32

EXHIBIT A: AGREEMENT AND PLAN OF REORGANIZATION	A-1
EXHIBIT B: FINANCIAL HIGHLIGHTS	B-3

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SUMMARY

The following is a summary of certain information contained elsewhere in this Combined Prospectus/Information Statement and is qualified in its entirety by references to the more complete information contained herein. Shareholders should read the entire Combined Prospectus/Information Statement carefully.

The Trust, organized under the laws of the state of Delaware, is an open-end management investment company registered with the SEC. The Target Fund and Survivor Fund are organized as separate series of the Trust. The Target Fund’s investment objective is to seek high total return with reasonable risk. The Survivor Fund’s investment objective is to seek high total return with reasonable risk. Pinnacle Family Advisors LLC is the investment adviser for the Funds and will serve as the investment adviser for the Combined Fund. R. Sean McCurry and Paul Carroll are the co-portfolio managers for the Target Fund and Survivor Fund. They will serve as co-portfolio managers of the Combined Fund.

The Reorganization.

The Proposed Reorganization. The Board, including the Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) (the “Independent Trustees”), on behalf of each of the Target Fund and the Survivor Fund, has approved the Plan of Reorganization. The Plan of Reorganization provides for:

•	the transfer of substantially all of the assets and the liabilities of the Target Fund to the Survivor Fund in exchange for shares of the Survivor Fund;
•	the distribution of such shares to the Target Fund’s shareholders; and
•	the termination of the Target Fund as a separate series of the Trust.

If the proposed Reorganization is completed, the Survivor Fund will acquire substantially all of the assets and the liabilities of the Target Fund, and shareholders of the Target Fund will receive shares of the Survivor Fund with an aggregate net asset value equal to the aggregate net asset value of the Target Fund shares that the shareholders own immediately prior to the Reorganization.

Background and Reasons for the Proposed Reorganization. The Reorganization has been proposed because the Advisor believes that it is in the best interests of each Fund’s shareholders if the Target Fund is merged with the Survivor Fund because (1) the Survivor Fund has an identical investment objective and similar investment strategies as the Target Fund; (2) the Advisor believes the Survivor Fund offers better opportunities for shareholders over the long-term; (3) the Survivor Fund has the same management fee as the Target Fund; and (4) the combined Target Fund and Survivor Fund has better prospects for growth and for achieving economies of scale.

In approving the Plan of Reorganization, the Board, on behalf of the Target Fund, including the Independent Trustees, determined that the Reorganization is in the best interests of each Fund and that the interests of the Target Fund and Survivor Fund shareholders will not be diluted as a result of the Reorganization. Before reaching this conclusion, the Board engaged in a thorough review process relating to the proposed Reorganization. The Board approved the Reorganization at a meeting held on December 13, 2019.

The factors considered by the Board with regard to the Reorganization include, but are not limited to, the following:

•	After the Reorganization, shareholders will be invested in the Combined Fund with an identical investment objective and similar principal investment strategies;
•	The same portfolio managers that currently manage each Fund will manage the Combined Fund following the closing of the Reorganization;
•	The historical performance of the Target Fund and the Survivor Fund, and the fact that the Survivor Fund has outperformed the Target Fund for their respective since inception periods ended September 30, 2019;
•	Each Fund has a management fee of 1.00% of the Fund’s average daily net assets;
•	The Combined Fund has greater potential for long-term viability than either the Target Fund or the Survivor Fund without the Reorganization;
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•	The Combined Fund is expected to have lower total fees and expenses than the Target Fund;
•	The Reorganization is expected to increase the Combined Fund’s prospects for attracting assets, which would achieve certain operating efficiencies in the future as a result of the Combined Fund’s larger net asset size;
•	The Reorganization is not expected to result in any tax consequence to Target Fund shareholders;
•	The Funds and their shareholders will not bear any of the costs of the Reorganization; and
•	The Target Fund shareholders will receive Survivor Fund shares with the same aggregate net asset value as their Target Fund shares.

The Board, including all of the Independent Trustees, concluded, based upon the factors and determinations summarized above, that completion of the Reorganization is advisable and in the best interests of the shareholders of each Fund. The determinations on behalf of each Fund were made on the basis of each Board member’s business judgment after consideration of all of the factors taken as a whole, though individual Board members may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

Neither a vote of the shareholders of the Target Fund nor a vote of the shareholders of the Survivor Fund is required to approve the Reorganization under Delaware law or under the Trust’s Declaration of Trust.

In addition, under Rule 17a-8 under the 1940 Act, a vote of the shareholders of the Target Fund is not required if as a result of the Reorganization: (i) there is no policy of the Target Fund that under Section 13 of the 1940 Act could not be changed without a vote of a majority of its outstanding voting securities that is materially different from a policy of the Survivor Fund; (ii) the Survivor Fund’s advisory contract is not materially different from that of the Target Fund; (iii) the Independent Trustees of the Target Fund who were elected by its shareholders will comprise a majority of the Independent Trustees of the Board overseeing the Survivor Fund; and (iv) after the Reorganization, the Survivor Fund will not be authorized to pay fees under a 12b-1 plan that are greater than fees authorized to be paid by the Target Fund under such a plan. The Reorganization meets all of these conditions, and, therefore, the approval of the Reorganization by the Target Fund’s shareholders is not required under the 1940 Act.

Investment Objectives and Principal Investment Strategies

The Funds have identical investment objectives and similar investment strategies. The Combined Fund’s investment objective and principal investment strategies will be those of the Survivor Fund. See “Comparison of the Target Fund and the Survivor Fund — Comparison of Investment Objectives and Principal Investment Strategies” below.

The Target Fund’s and the Survivor Fund’s investment objective is to seek high total return with reasonable risk.

The Target Fund

The Target Fund operates as a fund of funds and seeks to meet its investment objective by investing, under normal market conditions, in exchange traded funds (“ETFs”) that may invest in all major asset classes including, but not limited to, foreign and domestic (i) equity securities of all market capitalizations, (ii) fixed income securities of any credit quality, (iii) commodities (e.g., gold and securities of mining companies), (iv) derivatives and (v) cash. The Target Fund generally invests in a mix of asset classes with an emphasis on equity and fixed income securities. The Target Fund may invest up to 25% of the Target Fund’s assets in commodity-based ETFs. There is no limit on the amount of fund assets that may be invested in the other asset classes. The equity ETFs in which the Target Fund invests may include inverse ETFs. The Target Fund may also invest in cash and cash equivalents directly. The foreign securities held by the underlying ETFs may include those in emerging markets.

The Adviser uses signals that come from W.E. Sherman & Co. to determine the Target Fund’s allocations. The process for each model is similar: (1) the expected market trend or indicator for specific securities over a period is examined; (2) if a particular asset class is determined to be in a positive trend based on rankings and/or model signals, the assets allocated to a particular model are invested in that asset class; and (3) if a particular asset class is determined to be in a negative trend based on rankings and/or model signals, the assets allocated to a particular model are invested in another asset class as dictated by the applicable model. The Target Fund’s assets are allocated among six models. After the models determine the asset classes for allocation, the Adviser picks the ETFs in that

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asset class in which to invest based on several factors including, but not limited to, relative strength rankings, fundamental analysis of the ETF methodology, fiduciary score analysis. The Target Fund actively trades its portfolio investments.

The Survivor Fund

The Survivor Fund seeks to meet its investment objective by investing, under normal market conditions in ETFs that may invest in all major asset classes including, but not limited to, foreign and domestic (i) equity securities of all market capitalizations, (ii) fixed income securities of any credit quality, and (iii) cash and cash equivalents. The Survivor Fund generally invests in a mix of asset classes. The Survivor Fund may also make its cash investments directly. The foreign securities held by the underlying ETFs may include those in emerging markets.

The Adviser uses signals that come from W.E. Sherman & Co. to determine the Survivor Fund’s equity, fixed income, and/or cash allocations. The process for each model is similar: (1) the expected market trend for equity securities over a period is examined; (2) if equities are trending upward for the applicable period based on the market indicator, the assets allocated to the applicable model are invested in equities based on the relative strength rankings of a limited number of asset classes and sectors; and (3) if equities are trending downward based on the market indicator, the assets allocated to the applicable model are primarily invested in fixed income securities or cash as dictated by the applicable model. The Survivor Fund actively trades its portfolio investments.

For information on risks, see “Comparison of the Target Fund and Survivor Fund — Risks of the Funds,” below. The fundamental investment policies applicable to each Fund are identical.

Principal Risks

Because of their similar investment strategies, the primary risks associated with an investment in the Survivor Fund are substantially similar to those associated with an investment in the Target Fund. The following risks apply to each Fund unless otherwise noted:

Cash Position Risk (Target Fund only): If the Fund invests a substantial portion of its assets in money market instruments for extended periods of time, including while the Fund is investing for temporary defensive purposes, it could reduce the Fund’s potential return and prevent the Fund from achieving its investment objective, as the limited returns of cash or money market instruments may lag other investments in a strong market.

Commodity Risk: Commodities markets may subject to greater volatility than traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

Credit Risk: Issuers may not make interest or principal payments on securities, resulting in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. These risks are more pronounced for securities with lower credit quality, such as those rated below BBB- by Standard & Poor’s Ratings Group or another credit rating agency.

Derivatives Risk: The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities including leverage risk and counterparty default risk.

Emerging Market Risk: Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid.

Equity Risk: The NAV of the Fund will fluctuate based on changes in the value of the equity securities held by the underlying ETFs that invest in U.S. and/or foreign equity securities. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

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ETF Risk: ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in securities. Each ETF is subject to specific risks, depending on its investments.

Fixed Income Risk: Typically, a rise in interest rates causes a decline in the value of fixed income securities. The value of fixed income securities typically falls when an issuer’s credit quality declines and may even become worthless if an issuer defaults.

Foreign Currency Risk: Currency trading risks include market risk, credit risk and country risk. Market risk results from adverse changes in exchange rates in the currencies the Fund is long or short. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.

Foreign Investment Risk: Foreign investing (including through American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”)) involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes different or greater risks than those associated with foreign developed countries.

Gold Risk (Target Fund only): The price of gold may be volatile, and gold-related ETFs may be highly sensitive to the price of gold. The price of gold can be significantly affected by international monetary and political developments such as currency devaluation or revaluation, central bank movements, economic and social conditions within a country, transactional or trade imbalances, or trade or currency restrictions between countries.

High Yield (Junk) Bond Risk: Lower-quality fixed income securities, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.

Inverse ETF Risk (Target Fund only): Investments in inverse ETFs will prevent the Fund from participating in market-wide or sector-wide gains and may not prove to be an effective hedge. During periods of increased volatility, inverse ETFs may not perform in the manner they are designed.

Issuer-Specific Risk: The value of securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

Management Risk: The Adviser’s judgment about the attractiveness, value and potential appreciation of particular asset classes and securities in which the Fund invests (long or short) may prove to be incorrect and may not produce the desired results.

Market Risk: Overall securities and derivatives market risks may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities and derivatives markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Model Risk (Target Fund only): Like all quantitative analysis, the Adviser’s investment model carries a risk that the mathematical model used might be based on one or more incorrect assumptions. Rapidly changing and unforeseen market dynamics could also lead to a decrease in short term effectiveness of the Adviser’s algorithmic model. No assurance can be given that the Fund will be successful under all or any market conditions.

Portfolio Turnover Risk: A higher portfolio turnover will result in higher transactional and brokerage costs.

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Small and Medium Capitalization Risk: The value of small or medium capitalization companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

Sovereign Debt Risk: The issuer of the foreign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. The market prices of sovereign debt, and the Fund’s NAV, may be more volatile than prices of U.S. debt obligations and certain emerging markets may encounter difficulties in servicing their debt obligations.

U.S. Government Obligations Risk: U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. The Fund may be subject to such risk to the extent it invests in securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises.

Fees and Expenses

As an investor, shareholders pay fees and expenses to buy and hold shares of the Funds. Shareholders may pay shareholder fees directly when they buy or sell shares. Shareholders pay annual fund operating expenses indirectly because they are deducted from fund assets.

The following tables allow you to compare the shareholder fees and annual fund operating expenses as a percentage of the aggregate daily net assets of each Fund that you may pay for buying and holding shares of such Fund. Fees and expenses shown for the Target Fund were determined based on the Target Fund’s average daily net assets for the six-month period ended September 30, 2019, as included in the Target Fund’s semi-annual report to shareholders dated September 30, 2019. Fees and expenses shown for the Survivor Fund were determined based on the Survivor Fund’s average daily net assets for the fiscal year ended September 30, 2019 as included in the Survivor Fund’s annual report to shareholders dated September 30, 2019.

The pro forma columns show expenses of the Combined Fund as if the Reorganization had occurred on the last day of the fiscal period ended September 30, 2019. The management fee for the Target Fund is 1.00% of the Fund’s average daily net assets, and the management fee for the Survivor Fund is 1.00% of the Fund’s average daily net assets. Each Fund’s share classes have the same Distribution and/or Service (12b-1) Fee. The Other Expenses for the Target Fund are the higher as the estimated Other Expenses of the Combined Fund, after the merger. Overall, the total gross operating expense ratio for the shares of the Target Fund is higher than the ratio for the shares of the Combined Fund, after the merger. The total net operating expense ratio for the shares of the Target Fund is higher than that of the shares of the Combined Fund, after the merger.

The Annual Fund Operating Expenses table and Example tables shown below are based on actual expenses incurred during the fiscal period ended September 30, 2019. Please keep in mind that, as a result of changing market conditions, total asset levels, and other factors, expenses at any time during the current fiscal year may be significantly different from those shown.

Shareholder Fees (fees paid directly from your investment):

Target Fund	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price)	None	None	None

Survivor Fund	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price)	None	None	None
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Pro Forma Combined Fund	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Target Fund Class A	Survivor Fund Class A	Pro Forma Combined Fund Class A
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.25%
Other expense	1.39%	0.53%	0.56%
Acquired Fund Fees and Expenses(1)	0.28%	0.20%	0.20%
Total Annual Fund Operating Expenses	2.92%	1.98%	2.01%
Fee Waiver(2)	(1.15)%	(0.29)%	(0.32)%
Total Annual Fund Operating Expenses After Fee Waiver	1.77%	1.69%	1.69%

	Target Fund Class C	Survivor Fund Class C	Pro Forma Combined Fund Class C
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	1.00%	1.00%	1.00%
Other expense	1.39%	0.53%	0.56%
Acquired Fund Fees and Expenses(1)	0.28%	0.20%	0.20%
Total Annual Fund Operating Expenses	3.67%	2.73%	2.76%
Fee Waiver(2)	(1.15)%	(0.29)%	(0.32)%
Total Annual Fund Operating Expenses After Fee Waiver	2.52%	2.44%	2.44%

	Target Fund Class I	Survivor Fund Class I	Pro Forma Combined Fund Class I
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	None	None	None
Other expense	1.39%	0.53%	0.56%
Acquired Fund Fees and Expenses(1)	0.28%	0.20%	0.20%
Total Annual Fund Operating Expenses	2.67%	1.73%	1.76%
Fee Waiver(2)	(1.15)%	(0.29)%	(0.32)%
Total Annual Fund Operating Expenses After Fee Waiver	1.52%	1.44%	1.44%

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(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in each Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.
(2)	The Adviser for the Target Fund and Survivor Fund has agreed to waive its advisory fee to limit total operating expenses at least through July 31, 2021, so that the total annual operating expenses (excluding: (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iii) borrowing costs (such as interest and dividend expense on securities sold short); (iv) taxes; and (v) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser))) of each Fund do not exceed 1.49%, 2.24% and 1.24% of average daily net assets attributable to Class A, Class C, and Class I shares, respectively.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Funds. The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem or continue to hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund’s operating expenses remain the same. The example further assumes that the expense limitation of the Target Fund described in the footnotes to the fee table is in effect only until the end of the 1-year period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class A Shares	1 Year	3 Years	5 Years	10 Years
Target Fund	$745	$1,327	$1,933	$3,562
Survivor Fund	$737	$1,134	$1,556	$2,727
Pro Forma - Combined Fund	$737	$1,140	$1,568	$2,754

Class C Shares	1 Year	3 Years	5 Years	10 Years
Target Fund	$255	$1,019	$1,804	$3,858
Survivor Fund	$247	$820	$1,419	$3,040
Pro Forma - Combined Fund	$247	$826	$1,431	$3,067

Class I Shares	1 Year	3 Years	5 Years	10 Years
Target Fund	$155	$722	$1,316	$2,927
Survivor Fund	$147	$517	$911	$2,017
Pro Forma - Combined Fund	$147	$523	$924	$2,047

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect a Fund’s performance. The Target Fund’s portfolio turnover rate was 419% of the average value of its portfolio during its fiscal year ended March 31, 2019, and the Survivor Fund’s portfolio turnover rate was 607% of the average value of its portfolio during its fiscal year ended September 30, 2019.

Federal Tax Consequences

It is expected that the Reorganization itself should be a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, no gain or loss is expected to be recognized by the Funds as a direct result of the Reorganization. As a non-waivable condition to the Reorganization, the Trust will have received an opinion of counsel to the effect that the Reorganization should qualify as a tax-free reorganization for federal income tax purposes as defined by Section 368(a) of the Code.

Purchase, Exchange, Redemption, Transfer and Valuation of Shares

The policies of the Target Fund and the Survivor Fund regarding the purchase, redemption, exchange, transfer and valuation of shares are identical. Refer to the section “Comparison of the Target Fund and Survivor Fund — Purchase, Redemption and Pricing of Fund Shares” in this Combined Prospectus/Information Statement for more detail.

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COMPARISON OF THE TARGET FUND AND SURVIVOR FUND

Investment Objectives and Principal Investment Strategies

The Target Fund’s and the Survivor Fund’s investment objective is to seek high total return with reasonable risk.

The Target Fund

The Target Fund seeks to meet its investment objective by investing, under normal market conditions, in ETFs that may invest in all major asset classes including, but not limited to, foreign and domestic (i) equity securities of all market capitalizations, (ii) fixed income securities of any credit quality, (iii) commodities, (iv) derivatives and (v) cash. The Target Fund intends to generally invest in a mix of asset classes with an emphasis on equity and fixed income securities. The Target Fund may invest up to 25% of the Target Fund’s assets in commodity-based ETFs. There is no limit on the amount of Target Fund assets that may be invested in the other asset classes. The equity ETFs in which the Target Fund invests may include inverse ETFs. The Target Fund may also invest in cash and cash equivalents directly. The foreign securities held by the underlying ETFs may include those in emerging markets.

The Adviser uses signals that come from W.E. Sherman & Co. to determine the Target Fund’s allocations. The process for each model is described in more detail below. Approximately 80% of the Target Fund’s assets are allocated equally among models #1-4 below and the remainder of the Target Fund’s assets are split equally between Models #5-6 below.

Bull Calendar (Model #1): On a daily basis, the expected market trend for domestic equities is examined using the Bull-Bear Indicator. The Bull-Bear Indicator is constructed from measurements of market analytics, and is intended to reveal the relationship of supply and demand for a longer-term timeframe of typically 6 months or more under normal market conditions. The Bull-Bear Indicator uses market analytics such as: up/down volume ratio (ratio of how much of an equity security’s trading volume for the day was during periods when the securities price was up versus when it was down); ratio of new 52-week highs to new 52-week lows; and advance/decline ratio (ratio all equity securities that increased in value for the day to those that decreased in value).

If the Bull-Bear Indicator is in Bull status (domestic equities are trending upward), then assets allocated to this model are invested in equities. If the Bull-Bear Indicator is in Bear status (domestic equities are trending downward), then assets allocated to this model are invested in cash and/or cash equivalents except during periods that have historically shown a high probability of profit when invested in domestic equities based on closing price of S&P 500 over the history of the S&P 500, which are typically at the beginning and end of calendar months and shortly before holidays.

Long Cash Short (Model #2): On a daily basis, the expected market trend for domestic equities is examined using the Short-Term Indicator. The Short-Term Indicator is constructed by examining sector analytics within 36 sub-sectors of the US market, and is intended to reveal the relationship of supply and demand for a short-term timeframe of typically 6 weeks to 6 months under normal market conditions. The Short-Term Indicator examines sector analytics, which includes looking at the number of sectors experiencing an uptrend in value versus those experiencing a downtrend in value as compared to the same ratio during the prior period.

If the Short-Term Indicator is positive (domestic equities are trending upward), then assets allocated to this model are invested in equity securities. If the Short-Term Indicator is negative (domestic equities are trending downward), the assets allocated to this model are invested in cash (cash alternatives) and/or in an ETF that is the inverse of the S&P 500.

Sector Rotation (Model #3): On a daily basis, the expected market trend for equities is examined using the Intermediate-Term Indicator. The Intermediate-Term Indicator is an algorithmic indicator that analyzes the closing prices of domestic and foreign equity securities to determine the trend in equity securities.

If the Intermediate-Term Indicator status is showing that domestic and foreign equities are trending upward, or if it indicates that either domestic or foreign equities are trending upward, the assets allocated to this

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model are invested in equity sectors. If the Intermediate-Term Indicator status is showing that domestic and foreign equities are trending downward, the assets allocated to this model are invested in fixed income securities. This indicator may be applied on both a quarterly and/or daily basis.

Multi-Sector Bond (Model #4): On a quarterly basis, 18 bond sectors are ranked using the Multi-Sector Bond ranking methodology. The Multi-Sector Bond ranking methodology measures a variety of performance characteristics and then ranks bond sectors accordingly. The performance characteristics measured include, but are not limited to, performance over four timeframes, performance on “market-up” days vs. performance on “market-down” days, and nearness to 52-week highs. Assets allocated to this model are invested equally in each of the 2nd, 3rd, and 4th ranked bond sectors. The top ranked bond sector is bypassed to avoid the tendency for it to be overbought in the short term, which is frequently experienced by the top ranked bond sector.

Risk Managed Gold (Model #5): On a weekly basis, the Gold Trend Strength Indicator is calculated. The Gold Trend Strength Indicator is calculated based on an algorithm that examines the stability of the trend in the price of gold. The Gold Trend Strength Indicator is either positive (stability is improving) or negative (stability is weakening). When the value is positive, assets allocated to this model are invested in gold based ETFs. When the value is negative, assets allocated to this model are invested in either equity securities, fixed income securities, or cash (cash alternatives) based upon the Bull-Bear Indicator described previously.

Calendar Effects (Model #6): The assets allocated to this model are invested in cash (cash alternatives) except during periods of time that have historically shown a high probability of profit when invested in domestic equities based on the closing price of the S&P 500 over the history of the S&P 500, which are typically at the beginning and end of calendar months and shortly before holidays.

After the models determine the asset classes for allocation, the Adviser picks the ETFs in that asset class in which to invest based on several factors including, but not limited to, relative strength rankings, Target Fundamental analysis of the ETF methodology, fiduciary score analysis.

Cash Directional Indicator: As an overlay for the portfolio, the cash directional indicator may be used to adjust the equity holdings determined by each of the signals previously mentioned. This indicator is driven by the relative strength of cash as compared to the equity markets on an intermediate term basis.

The Survivor Fund

The Survivor Fund seeks to meet its investment objective by investing, under normal market conditions in ETFs that may invest in all major asset classes including, but not limited to, foreign and domestic (i) equity securities of all market capitalizations, (ii) fixed income securities of any credit quality, and (iii) cash and cash equivalents. The Survivor Fund intends to generally invest in a mix of asset classes. The Survivor Fund may also make its cash investments directly. The foreign securities held by the underlying ETFs may include those in emerging markets. The Survivor Fund actively trades its portfolio investments.

The Adviser uses signals that come from models developed by W.E. Sherman & Co. to determine the Survivor Fund’s equity, fixed income, and/or cash allocations. The process for each model is similar and are described in more detail below.

Simple Trend And Rank (STAR): On a daily basis the expected market trend for equities is examined using the Intermediate-Term Indicator. The Intermediate-Term Indicator is an algorithmic indicator that analyzes the closing prices of foreign and domestic equity securities to determine the trend in equity securities.

If the Intermediate-Term indicator status is showing that foreign and domestic equities are trending upward, OR if it is showing that either foreign or domestic equities is trending upward, the assets allocated to this model are invested in equities. If the Intermediate-Term indicator status is showing that foreign AND domestic equities are trending downward, the assets allocated to this model are invested in fixed income securities. This indicator may be applied on both a quarterly and/or daily basis.

Bull Calendar: On a daily basis, the expected market trend for domestic equities is examined using the Bull-Bear Indicator. The Bull-Bear Indicator is constructed from measurements of market analytics, and is intended to reveal the relationship of supply and demand for a longer-term timeframe of typically 6 months or more under

12

normal market conditions. The Bull-Bear Indicator uses market analytics such as: up/down volume ratio (ratio of how much of an equity security’s trading volume for the day was during periods when the securities price was up versus when it was down); ratio of new 52 week highs to new 52 week lows; and advance/decline ratio (ratio all equity securities that increased in value for the day to those that decreased in value).

If the Bull-Bear Indicator is in Bull status (domestic equities are trending upward), then assets allocated to this model are invested in equities. If the Bull-Bear Indicator is in Bear status (domestic equities are trending downward), then assets allocated to this model are invested in cash and/or cash equivalents except during periods that have historically shown a high probability of profit when invested in domestic equities based on closing price of S&P 500 over the history of the S&P 500, which are typically at the beginning and end of calendar months and shortly before holidays.

Sector Long Cash: On a daily basis, the expected market trend for domestic equities is examined using the Short-Term Indicator. The Short-Term Indicator is constructed by examining sector analytics within 36 sub-sectors of the US market, and is intended to reveal the relationship of supply and demand for a short-term timeframe of typically 6 weeks to 6 months under normal market conditions. The Short-Term Indicator examines sector analytics, which includes looking at the number of sectors experiencing an uptrend in value versus those experiencing a downtrend in value as compared to the same ratio during the prior period.

If the Short-Term Indictor is positive (domestic equities are trending upward), then assets allocated to this model are invested in equity securities. If the Short-Term Indicator is negative (domestic equities are trending downward), the assets allocated to this model are invested in cash and/or cash equivalents.

Cash Directional Indicator: As an overlay for the portfolio, the cash directional indicator may be used to adjust the equity holdings determined by each of the signals previously mentioned. This indicator is driven by the relative strength of cash as compared to the equity markets.

Combined Fund. The Combined Fund’s investment objective and principal investment strategies will be those of the Survivor Fund.

Comparison of Investment Objectives and Principal Investment Strategies

The Funds’ investment objectives are identical and their principal investment strategies are similar. The Target Fund’s and the Survivor Fund’s investment objective is to seek long-term capital appreciation.

The Target Fund and Survivor Fund use three of the same models developed by W.E. Sherman & Co. to determine security allocations. The Target Fund also uses the following three additional models not used by the Survivor Fund: (1) the Multi-Sector Bond Model, which ranks 18 bond sectors on a quarterly basis and directs the Fund to invest in 3 of the 4 highest ranked bond sectors; (2) the Risk Managed Gold Model, which determines the stability of the trend in the price of gold and directs the Fund to invest in gold-based ETFs when stability is positive; and (3) the Calendar Effects Model, which directs the Fund to invest in cash and cash alternatives except during periods during the month or year that investments in domestic equities have historically had a high probability of profit. Both Funds use a cash directional indicator as an overlay to adjust the equity holdings determined by each Fund’s models.

The table below compares the investment objectives and principal investment strategies of the two Funds:

Target Fund	Survivor Fund

Principal Investment Objective	Principal Investment Objective

Seeks high total return with reasonable risk.	Seeks high total return with reasonable risk.

Principal Investment Strategies	Principal Investment Strategies
General	General
The Target Fund seeks to meet its investment objective by investing, under normal market conditions, in ETFs that may invest in all major asset classes including, but	The Survivor Fund seeks to meet its investment objective by investing, under normal market conditions in ETFs that may invest in all major asset classes
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not limited to, foreign and domestic (i) equity securities of all market capitalizations, (ii) fixed income securities of any credit quality, (iii) commodities, (iv) derivatives and (v) cash. The Target Fund intends to generally invest in a mix of asset classes with an emphasis on equity and fixed income securities. The equity ETFs in which the Target Fund invests may include inverse ETFs. The Target Fund may also invest in cash and cash equivalents directly. The foreign securities held by the underlying ETFs may include those in emerging markets.	including, but not limited to, foreign and domestic (i) equity securities of all market capitalizations, (ii) fixed income securities of any credit quality, and (iii) cash and cash equivalents. The Survivor Fund intends to generally invest in a mix of asset classes. The Survivor Fund may also make its cash investments directly. The foreign securities held by the underlying ETFs may include those in emerging markets. The Survivor Fund actively trades its portfolio investments.
Concentration Policy	Concentration Policy
The Target Fund may invest up to 25% of the Target Fund’s assets in commodity-based ETFs. There is no limit on the amount of Target Fund assets that may be invested in the other asset classes.	No similar policy
Security Selection	Security Selection

The Adviser uses signals that come from W.E. Sherman & Co. to determine the Target Fund’s allocations. The process for each model is described in more detail below. Approximately 80% of the Target Fund’s assets are allocated equally among models #1-4 below and the remainder of the Target Fund’s assets are split equally between Models #5-6 below.

Bull Calendar (Model #1): On a daily basis, the expected market trend for domestic equities is examined using the Bull-Bear Indicator. The Bull-Bear Indicator is constructed from measurements of market analytics, and is intended to reveal the relationship of supply and demand for a longer-term timeframe of typically 6 months or more under normal market conditions. The Bull-Bear Indicator uses market analytics such as: up/down volume ratio (ratio of how much of an equity security’s trading volume for the day was during periods when the securities price was up versus when it was down); ratio of new 52-week highs to new 52-week lows; and advance/decline ratio (ratio all equity securities that increased in value for the day to those that decreased in value).

If the Bull-Bear Indicator is in Bull status (domestic equities are trending upward), then assets allocated to this model are invested in equities. If the Bull-Bear Indicator is in Bear status (domestic equities are trending downward), then assets allocated to this model are invested in cash and/or cash equivalents except during periods that have historically shown a high probability of profit when invested in domestic equities based on closing price of S&P 500 over the history of the S&P 500, which are typically at the beginning and end of calendar months and shortly before holidays.

Long Cash Short (Model #2): On a daily basis, the expected market trend for domestic equities is examined using the Short-Term Indicator. The Short-Term Indicator is constructed by examining sector analytics within 36 sub-sectors of the US market, and is intended

The Adviser uses signals that come from models developed by W.E. Sherman & Co. to determine the Survivor Fund’s equity, fixed income, and/or cash allocations. The process for each model is similar and are described in more detail below.

Simple Trend And Rank (STAR): On a daily basis the expected market trend for equities is examined using the Intermediate-Term Indicator. The Intermediate-Term Indicator is an algorithmic indicator that analyzes the closing prices of foreign and domestic equity securities to determine the trend in equity securities.

If the Intermediate-Term indicator status is showing that foreign and domestic equities are trending upward, OR if it is showing that either foreign or domestic equities is trending upward, the assets allocated to this model are invested in equities. If the Intermediate-Term indicator status is showing that foreign AND domestic equities are trending downward, the assets allocated to this model are invested in fixed income securities. This indicator may be applied on both a quarterly and/or daily basis.

Bull Calendar: On a daily basis, the expected market trend for domestic equities is examined using the Bull-Bear Indicator. The Bull-Bear Indicator is constructed from measurements of market analytics, and is intended to reveal the relationship of supply and demand for a longer-term timeframe of typically 6 months or more under normal market conditions. The Bull-Bear Indicator uses market analytics such as: up/down volume ratio (ratio of how much of an equity security’s trading volume for the day was during periods when the securities price was up versus when it was down); ratio of new 52 week highs to new 52 week lows; and advance/decline ratio (ratio all equity securities that increased in value for the day to those that decreased in value).

If the Bull-Bear Indicator is in Bull status (domestic equities are trending upward), then assets allocated to

14

to reveal the relationship of supply and demand for a short-term timeframe of typically 6 weeks to 6 months under normal market conditions. The Short-Term Indicator examines sector analytics, which includes looking at the number of sectors experiencing an uptrend in value versus those experiencing a downtrend in value as compared to the same ratio during the prior period.

If the Short-Term Indicator is positive (domestic equities are trending upward), then assets allocated to this model are invested in equity securities. If the Short-Term Indicator is negative (domestic equities are trending downward), the assets allocated to this model are invested in cash (cash alternatives) and/or in an ETF that is the inverse of the S&P 500.

Sector Rotation (Model #3): On a daily basis, the expected market trend for equities is examined using the Intermediate-Term Indicator. The Intermediate-Term Indicator is an algorithmic indicator that analyzes the closing prices of domestic and foreign equity securities to determine the trend in equity securities.

If the Intermediate-Term Indicator status is showing that domestic and foreign equities are trending upward, or if it indicates that either domestic or foreign equities are trending upward, the assets allocated to this model are invested in equity sectors. If the Intermediate-Term Indicator status is showing that domestic and foreign equities are trending downward, the assets allocated to this model are invested in fixed income securities. This indicator may be applied on both a quarterly and/or daily basis.

Multi-Sector Bond (Model #4): On a quarterly basis, 18 bond sectors are ranked using the Multi-Sector Bond ranking methodology. The Multi-Sector Bond ranking methodology measures a variety of performance characteristics and then ranks bond sectors accordingly. The performance characteristics measured include, but are not limited to, performance over four timeframes, performance on “market-up” days vs. performance on “market-down” days, and nearness to 52-week highs. Assets allocated to this model are invested equally in each of the 2nd, 3rd, and 4th ranked bond sectors. The top ranked bond sector is bypassed to avoid the tendency for it to be overbought in the short term, which is frequently experienced by the top ranked bond sector.

Risk Managed Gold (Model #5): On a weekly basis, the Gold Trend Strength Indicator is calculated. The Gold Trend Strength Indicator is calculated based on an algorithm that examines the stability of the trend in the price of gold. The Gold Trend Strength Indicator is either positive (stability is improving) or negative (stability is weakening). When the value is positive, assets allocated to this model are invested in gold based ETFs. When the value is negative, assets allocated this model are invested in equities. If the Bull-Bear Indicator is in Bear status (domestic equities are trending downward), then assets allocated to this model are invested in cash and/or cash equivalents except during periods that have historically shown a high probability of profit when invested in domestic equities based on closing price of S&P 500 over the history of the S&P 500, which are typically at the beginning and end of calendar months and shortly before holidays.

Sector Long Cash: On a daily basis, the expected market trend for domestic equities is examined using the Short-Term Indicator. The Short-Term Indicator is constructed by examining sector analytics within 36 sub-sectors of the US market, and is intended to reveal the relationship of supply and demand for a short-term timeframe of typically 6 weeks to 6 months under normal market conditions. The Short-Term Indicator examines sector analytics, which includes looking at the number of sectors experiencing an uptrend in value versus those experiencing a downtrend in value as compared to the same ratio during the prior period.

If the Short-Term Indictor is positive (domestic equities are trending upward), then assets allocated to this model are invested in equity securities. If the Short-Term Indicator is negative (domestic equities are trending downward), the assets allocated to this model are invested in cash and/or cash equivalents.

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this model are invested in either equity securities, fixed income securities, or cash (cash alternatives) based upon the Bull-Bear Indicator described previously.

Calendar Effects (Model #6): The assets allocated to this model are invested in cash (cash alternatives) except during periods of time that have historically shown a high probability of profit when invested in domestic equities based on the closing price of the S&P 500 over the history of the S&P 500, which are typically at the beginning and end of calendar months and shortly before holidays.

After the models determine the asset classes for allocation, the Adviser picks the ETFs in that asset class in which to invest based on several factors including, but not limited to, relative strength rankings, Target Fundamental analysis of the ETF methodology, fiduciary score analysis.

Overlay Strategy	Overlay Strategy
Cash Directional Indicator: As an overlay for the portfolio, the cash directional indicator may be used to adjust the equity holdings determined by each of the signals previously mentioned. This indicator is driven by the relative strength of cash as compared to the equity markets on an intermediate term basis.	Cash Directional Indicator: As an overlay for the portfolio, the cash directional indicator may be used to adjust the equity holdings determined by each of the signals previously mentioned. This indicator is driven by the relative strength of cash as compared to the equity markets.
Benchmark Index	Benchmark Index
Dow Jones Moderate Portfolio Index® (DJ Moderate Index) – A global benchmark that takes 60% of the risk of the global securities market. It is a total return index that is a time-varying weighted average of stocks, bonds, and cash. The Index is the efficient allocation of stocks, bonds, and cash in a portfolio with 60% of the risk of the Dow Jones Aggressive Portfolio Index	Dow Jones Moderately Aggressive Portfolio Index® – A global benchmark that takes 80% of the risk of the global securities market. It is a total return index that is a time-varying weighted average of stocks, bonds, and cash. The Index is the efficient allocation of stocks, bonds, and cash in a portfolio with 80% of the risk of the Dow Jones Aggressive Portfolio Index. The index is calculated on a total return basis with dividends reinvested.

Fundamental Investment Policies

Each Fund has adopted the following investment restrictions that may not be changed without approval by a "majority of the outstanding shares" of the Fund which means the vote of the lesser of (a) 67% or more of the shares of the Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund. Each Fund may not:

1.       Issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff;

2.       Borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions;

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3.       Purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. This limitation does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities, and except to the extent that the Fund may be deemed an underwriter under the Securities Act of 1933, by virtue of disposing of portfolio securities;

4.       Purchase or sell real estate or interests in real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts);

5.       Invest 25% or more of the market value of its assets in the securities of companies engaged in any one industry. This limitation does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities;

6.       Purchase or sell commodities (unless acquired as a result of ownership of securities or other investments or through commodity forward contracts, futures contracts or options), except that the Fund may purchase and sell forward and futures contracts and options to the full extent permitted under the 1940 Act, sell foreign currency contracts in accordance with any rules of the Commodity Futures Trading Commission, invest in securities or other instruments backed by commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities; or

7.       Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) to the extent the entry into a repurchase agreement is deemed to be a loan, and (c) by loaning portfolio securities.

The Fund observes the following policies, which are not deemed fundamental and which may be changed without shareholder vote. The Fund may not:

1.       Invest in any issuer for purposes of exercising control or management;

2.       Invest in securities of other investment companies except as permitted under the 1940 Act;

3.       Invest, in the aggregate, more than 15% of its net assets, measured at time of purchase, in securities with legal or contractual restrictions on resale, securities, which are not readily marketable and repurchase agreements with more than seven days to maturity; or

4.       Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (2) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

If a restriction on the Fund's investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund's investment portfolio, resulting from changes in the value of the Fund's total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

The Combined Fund will have the same fundamental investment policies as the Target and Survivor Funds.

Risks of the Funds

The following risks apply to each Fund unless otherwise noted:

Cash Position Risk (Target Fund only): When the Adviser believes it is appropriate, the Fund may, for extended periods of time, hold all or a portion of its assets in cash or cash equivalents such as money market mutual funds. This could prevent the Fund from achieving its investment objective. For example, should the market advance

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during this period, the Fund may not participate as much as it would have if it had been more fully invested. To the extent the Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses. Also, the yield paid by a money market fund in which the Fund invests will vary with short-term interest rates. During periods of rising interest rates, such money market fund’s yield will tend to be lower than prevailing interest rates.

Commodity Risk: The Fund’s exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments, commodity-based exchange traded trusts and commodity-based ETFs and notes may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

Credit Risk: There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities held by the Fund, thereby reducing the value of your investment in Fund shares. In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings. Credit risk also exists whenever the Fund enters into a foreign exchange or derivative contract, because the counterparty may not be able or may choose not to perform under the contract. When the Fund invests in foreign currency contracts, or other over-the-counter derivative instruments (including options), it is assuming a credit risk with regard to the party with which it trades and also bears the risk of settlement default. These risks may differ materially from risks associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily mark-to-market and settlement, segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease. In addition, to the extent the Fund deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties. The Fund is neither restricted from dealing with any particular counterparty nor from concentrating any or all of its transactions with one counterparty. The ability of the Fund to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

Derivatives Risk: The underlying ETF’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the underlying ETF. The use of leverage may also cause the underlying ETF to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify the underlying ETF’s potential for gain or loss and, therefore, amplify the effects of market volatility on share price. Because option premiums paid or received are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

Emerging Market Risk: Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Emerging market economies may be

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based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid.

Equity Risk: The NAV of the Fund will fluctuate based on changes in the value of the equity securities held by the Fund or underlying funds that invest in U.S. and/or foreign equity securities. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

ETF Risk: ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange. ETF shares may trade at a discount or a premium in market price if there is a limited market in such shares. ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. ETFs may employ leverage, which magnifies the changes in the value of the ETFs. Finally, because the value of ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, adversely affecting performance.

You will indirectly bear fees and expenses charged by the ETFs in addition to the Fund’s direct fees and expenses. Additional risks of investing in ETFs are described below:

Strategy Risk: Each ETF is subject to specific risks, depending on the nature of the ETF. These risks could include liquidity risk, sector risk as well as risks associated with fixed-income securities.

NAV and Market Price Risk: The market value of the ETF shares may differ from their NAV. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF share trades at a premium or discount to its NAV.

NAV and Value of Underlying Securities Risk: The market price of the ETF shares may also deviate from the value of their underlying holdings particularly during times of market stress, so, as a result, investors in the ETF may receive significantly more or significantly less than the value of its underlying securities. Accordingly, there may be times when an ETF share trades at a premium or discount to its NAV. An active trading market for shares of an ETF may not develop or be maintained, and, at times, of market stress, market makers or authorized participants may step away from their respective roles in making a market in shares of the ETF and in executing purchase or redemption orders. This could, in turn, lead to variances between the market price of the ETF shares and the value of its underlying securities. Where all or a part of an ETF’s underlying securities trade in a market that is closed when the market is which the ETF shares are listed and traded is open, there may be changes between the last quote from its closed foreign market and the value of such securities during the ETF’s domestic trading day. Please note that this could lead to differences between the market price of the ETF shares and the value of the underlying securities.

Tracking Risk: Investment in the Fund should be made with the understanding that the ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs, from time to time, temporarily be unavailable, which may further impede the ability to track the applicable indices.

Fixed Income Risk: When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Convertible securities are hybrid securities that have characteristics of both fixed income securities and common stocks and are subject to risks associated with both debt securities and equity securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments; or the debtor may pay its obligation later than expected, reducing the returns earned by an investment). These risks could affect the value of a particular investment by the Fund possibly causing the Fund’s share price and returns to be reduced and fluctuate more than other types of investments.

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Foreign Currency Risk: Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few minutes or hours. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country issuing a new currency, effectively making the “old” currency worthless. The Fund may also take short positions, through derivatives, if the Adviser believes the value of a currency is likely to depreciate in value. A “short” position is, in effect, similar to a sale in which the Fund sells a currency it does not own but, has borrowed in anticipation that the market price of the currency will decline. The Fund must replace a short currency position by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund took a short position in the currency.

Foreign Investment Risk: Foreign investing (including through ADRs, EDRs and GDRs) involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

Gold Risk (Target Fund only): The price of gold may be volatile, and gold-related ETFs may be highly sensitive to the price of gold. The price of gold can be significantly affected by international monetary and political developments such as currency devaluation or revaluation, central bank movements, economic and social conditions within a country, transactional or trade imbalances, or trade or currency restrictions between countries.

High Yield (Junk) Bond Risk: Lower-quality fixed income securities, known as “high yield” or “junk” bonds, present a significant risk for loss of principal and interest. These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond’s issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk). If that happens, the value of the bond may decrease, and the Fund’s share price may decrease and its income distribution may be reduced. An economic downturn or period of rising interest rates (interest rate risk) could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds (liquidity risk). Such securities may also include “Rule 144A” securities, which are subject to resale restrictions. The lack of a liquid market for these bonds could decrease the Fund’s share price.

Defaulted Securities Risk: Defaulted securities risk refers to the uncertainty of repayment of defaulted securities and obligations of distressed issuers. Repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or in solvency proceedings) is subject to significant uncertainties. Investments in defaulted securities and obligations of distressed issuers are considered speculative.

Inverse ETF Risk (Target Fund only): Investing in inverse ETFs may result in increased volatility due to the fund’s possible use of short sales of securities and derivatives such as options and futures. The use of leverage by an ETF increases risk to the Fund. The more a fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. During periods of increased volatility, inverse ETFs may not perform in the manner they are designed.

Issuer-Specific Risk: The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

Management Risk (direct and indirect investments): The NAV of the Fund changes daily based on the performance of the securities and derivatives in which it invests. The Adviser’s judgments about the attractiveness,

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value and potential appreciation of particular asset classes and securities in which the Fund invests (long or short) may prove to be incorrect and may not produce the desired results.

Market Risk (direct and indirect investments): The NAV of the Fund will fluctuate based on changes in the value of the securities and derivatives in which the Fund invests. The Fund invests in securities and derivatives, which may be more volatile and carry more risk than some other forms of investment. The price of securities and derivatives may rise or fall because of economic or political changes. Security and derivative prices in general may decline over short or even extended periods of time. Market prices of securities and derivatives in broad market segments may be adversely affected by price trends in commodities, interest rates, exchange rates or other factors wholly unrelated to the value or condition of an issuer.

Model Risk (Target Fund only): Like all quantitative analysis, the Adviser’s investment model carries a risk that the mathematical model used might be based on one or more incorrect assumptions. Rapidly changing and unforeseen market dynamics could also lead to a decrease in short term effectiveness of the adviser’s algorithmic model. No assurance can be given that the Fund will be successful under all or any market conditions.

Portfolio Turnover Risk: A higher portfolio turnover will result in higher transactional and brokerage costs.

Small and Medium Capitalization Risk: Small or medium capitalization companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Securities of smaller companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

Sovereign Debt Risk: The issuer of the foreign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. The market prices of sovereign debt, and the Fund’s NAV, may be more volatile than pricesof U.S. debt obligations and certain emerging markets may encounter difficulties in servicing their debt obligations.

U.S. Government Obligations Risk: U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. The Fund may be subject to such risk to the extent it invests in securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises.

Performance History

The accompanying bar chart and table provide some indication of the risks of investing in the Funds. They show changes in each Fund’s performance from year to year and how each Fund’s average annual returns for the one, five, and ten year periods compare with those of a broad-based securities market index, and for the Survivor Fund, against a customized risk budget benchmark. You should be aware that each Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.

To obtain performance information up to the most recent month end, call toll free 1-888-985-9830.

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Target Fund

Class I Shares Annual Total Return

For Calendar Years Ended December 31

Year to Date Return for Target Fund as of December 31, 2019: 11.68%

Best Quarter:	6/30/2014	3.51%
Worst Quarter:	12/31/18	(10.88)%

Performance Table

Class I Shares Average Annual Total Returns

For periods ended December 31, 2018

	One Year	Five Years	Since Inception (6-3-13)
Return before taxes	(11.72)%	(1.81)%	0.08%
Return after taxes on distributions	(11.85)%	(2.23)%	(0.39)%
Return after taxes on distributions and sale of Fund shares	(6.84)%	(1.51)%	(0.10)%
Dow Jones Moderate Portfolio Index (does not reflect deductions for fees, expenses or taxes)	(5.21)%	4.11%	5.09%

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Survivor Fund

Class I Shares Annual Total Return

For Calendar Years Ended December 31

Year to Date Return for Survivor Fund as of December31, 2019: 15.05%

Best Quarter:	9/30/18	6.04%
Worst Quarter:	12/31/2018	(15.84)%

Performance Table

Class I Shares Average Annual Total Returns

For periods ended December 31, 2018

	One Year	Since Inception (10-1-15)
Return before taxes	(13.04)%	1.78%
Return after taxes on distributions	(14.08)%	0.60%
Return after taxes on distributions and sale of Fund shares	(7.51)%	0.97%
Dow Jones Moderately Aggressive Portfolio Index (does not reflect deductions for fees, expenses or taxes)	(7.33)%	6.99%

The accounting survivor of the Reorganization will be the Survivor Fund. As such, the Combined Fund will continue the performance history of the Survivor Fund after the closing of the Reorganization.

Management of the Funds

Advisor

Pinnacle Family Advisors LLC, a Missouri limited liability company, serves as investment adviser to each Fund. Pinnacle has been an investment adviser to mutual funds since 2013 and has managed each Fund since its inception. As of September 30, 2019, Pinnacle managed approximately $203 million in client assets. Pinnacle maintains its principal offices at 620 W. Republic Road, Suite 104, Springfield, MO 65807.

Under the terms of its investment advisory agreement, Pinnacle is responsible for formulating each Fund’s investment program and for making day-to-day investment decisions and engaging in portfolio transactions. Pinnacle also furnishes officers, provides office space, services and equipment and supervises all matters relating to the Funds’ operations.

Pursuant to the investment advisory agreement, each Fund pays Pinnacle a management fee at an annualized rate (expressed as a percentage of daily net assets) as follows:

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Fund	Management Fee
Pinnacle Sherman Tactical Allocation Fund (Target Fund)	1.00%
Pinnacle Sherman Multi-Strategy Core Fund (Survivor Fund)	1.00%

The Combined Fund will have a management fee of 1.00% of the Combined Fund’s average daily net assets.

Pinnacle has agreed to waive its advisory fee to limit total operating expenses of the Target Fund and the Survivor Fund at least through July 31, 2021, so that the Total Annual Operating Expenses After Fee Waiver and Reimbursement (excluding: (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser))) do not exceed 1.49%, 2.24% and 1.24% of average daily net assets attributable to each Fund’s Class A, C and I shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from each Fund in future years on a rolling three-year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved, within the foregoing expense limits. This agreement may be terminated only by the Board of Trustees on 60 days’ written notice to the Adviser.

As compensation for its services and the related expenses borne by the Adviser, each Fund pays the Adviser an advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of each Fund’s average daily net assets. A discussion regarding the basis for the Board of Trustees’ approval of the advisory agreement with respect to the Target Fund is available in the Target Fund’s semi-annual shareholder report dated September 30, 2019. A discussion regarding the basis for the Board of Trustees’ approval of the advisory agreement with respect to the Survivor Fund is available in the Survivor Fund’s annual shareholder report dated September 30, 2019.

Portfolio Managers

The Target Fund and the Survivor Fund are managed by the following co-portfolio managers, who are primarily responsible for the day-to-day management of each Fund’s portfolio.

R. Sean McCurry has been the Managing Member and President of the Adviser since 2008. Mr. McCurry also previously served as a financial adviser and branch manager for Raymond James Financial Services from January 1999 to December 2007.

Paul Carroll has been the Chief Investment Officer and Chief Compliance officer of the Adviser since 2008. Mr. Carroll also served as a financial adviser for Raymond James Financial Services from December 2005 to November 2008, and with Wachovia Securities from February 2000 to December 2005.

The Combined Fund will be managed by Messrs. McCurry and Carroll.

The Target Fund’s Statement of Additional Information dated August 1, 2019 and the Survivor Fund’s Statement of Additional Information dated February 1, 2019 provides additional information about each portfolio manager’s compensation structure, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares in the Funds.

Other Service Providers

The Funds use the same service providers. Northern Lights Distributors, LLC, located at 17645 Wright Street, Omaha, Nebraska 68130 serves as the principal underwriter and national distributor for the shares of each Fund. Gemini Fund Services, LLC, which has its principal office at 80 Arkay Drive, Suite 110, Hauppauge, New York 11788, serves as administrator, fund accountant and transfer agent for each Fund. MUFG Union Bank, N.A. is each Fund's custodian. Cohen & Company, Ltd. is each Fund’s independent registered public accounting firm. Information about the Funds' distributor, administrator and accounting agent, and custodian can be found in the Funds' Statement of Additional Information under "Fund History". The Funds pay fees to the accounting agent and also reimburse the

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accounting agent for out-of-pocket expenses, subject to certain limitations, that are incurred by the accounting agent in performing its accounting agent duties under its agreement with the Funds.

Combined Fund. Following the Reorganization, the Funds’ current service providers will serve the Combined Fund.

Purchase, Redemption and Pricing of Fund Shares

The procedures for purchase, redemption and pricing of shares of the Target and Survivor Fund are identical. Additional information about the purchase, redemption and pricing can be found in each Fund’s prospectus.

Shares of each Fund are sold at net asset value (NAV). The NAV of each Fund is determined at close of regular trading (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business. NAV is computed by determining, on a per class basis, the aggregate market value of all assets of each Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per class basis, the expenses and fees of each Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by each Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, each Fund’s securities are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid ask prices on such exchanges. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the- counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board of Trustees. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board of Trustees has delegated execution of these procedures to a fair value committee composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) Adviser. The committee may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board of Trustees reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Each Fund may use independent pricing services to assist in calculating the value of each Fund’s securities. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for each Fund. Because each Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of some of each Fund’s portfolio securities may change on days when you may not be able to buy or sell Fund shares.

In computing the NAV, each Fund values foreign securities held by each Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted

25

in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in each Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before each Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before each Fund calculates its NAV, the Adviser may need to price the security using each Fund’s fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of each Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of each Fund’s NAV by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine NAV, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of each Fund’s assets that are invested in one or more open-end management investment companies registered under the Investment Company Act of 1940, as amended (“the 1940 Act”), each Fund’s NAV is calculated based upon the NAVs of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

Market Timing

The Funds discourage and do not accommodate market timing. Frequent trading into and out of the Funds can harm all Fund shareholders by disrupting each Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Funds are designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Board of Trustees has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Funds currently use several methods to reduce the risk of market timing. These methods include, but are not limited to:

•	Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to each Fund’s Market Timing Trading Policy; and
•	Assessing a 1% redemption fee for shares sold less than 60 days after purchase.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Funds seek to make judgments and applications that are consistent with the interests of each Fund’s shareholders.

Based on the frequency of redemptions in your account, the Adviser or transfer agent may in its sole discretion determine that your trading activity is detrimental to the Funds as described in each Fund’s Market Timing Trading Policy and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Funds and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Funds.

The Funds reserve the right to reject or restrict purchase requests for any reason, particularly when the shareholder’s trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Funds nor the Adviser will be liable for any losses resulting from rejected purchase orders. The Adviser may also bar an investor who has violated these policies (and the investor’s financial adviser) from opening new accounts with the Funds.

Although the Funds attempt to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Funds will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Funds. While the Funds will encourage financial intermediaries to apply each Fund’s Market Timing Trading Policy to their customers who invest indirectly in the Funds, the Funds are limited in its ability to monitor the trading activity or enforce each Fund’s Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Funds may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial

26

intermediaries have the ability to apply each Fund’s Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Funds may not be able to determine whether trading by customers of financial intermediaries is contrary to each Fund’s Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Funds have agreed to provide shareholder transaction information to the extent known to the broker to the Funds upon request. If the Funds or their transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Funds will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

Tax Status, Dividends and Distributions

Any sale or exchange of a Fund’s shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account). When you redeem your shares you may realize a taxable gain or loss. This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold. (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Funds.)

The Funds intend to distribute substantially all of its net investment income and net capital gains annually in December. Both distributions will be reinvested in shares of the Funds unless you elect to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares. Any dividends or capital gain distributions you receive from the Funds will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash. Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January. Each year the Funds will inform you of the amount and type of your distributions. IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires each Fund to withhold a percentage of any dividend, redemption or exchange proceeds. Each Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number. If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending. Each Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice. You should consult your own tax advisers to determine the tax consequences of owning the Funds’ shares.

FINANCIAL HIGHLIGHTS

The fiscal year end of the Target Fund is March 31 and the fiscal year end of the Survivor Fund is September 30. The unaudited financial highlights as of and for the six months ended September 30, 2019 and the audited financial highlights as of and for the twelve months ended March 31, 2019 of the Target Fund are included with this Combined Prospectus/Information Statement as Exhibit B. The audited financial highlights as of and for the twelve months ended September 30, 2019 of the Survivor Fund are included with this Combined Prospectus/Information Statement as Exhibit B.

The financial highlights of the Target Fund are also contained in: (i) the Annual Report to shareholders of the Target Fund for the fiscal year ended March 31, 2019, which have been audited by Cohen & Company, Ltd., the Target Fund’s registered independent public accounting firm; and (ii) the Semi-Annual Report to shareholders of the

27

Target Fund for the six months ended September 30, 2019, which are unaudited. The financial highlights of the Survivor Fund are also contained in: (i) the Annual Report to shareholders of the Survivor Fund for the fiscal year ended September 30, 2019, which have been audited by Cohen & Company, Ltd., the Survivor Fund’s registered independent public accounting firm.

The Funds’ Annual Reports and the Target Fund’s Semi-Annual Report, which have previously been sent to shareholders, are available on request and without charge by writing to the Funds at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, and, with respect to the Target Fund and Survivor Fund, are incorporated by reference into this Combined Prospectus/Information Statement.

INFORMATION RELATING TO THE REORGANIZATION

Description of the Reorganization

The following summary is qualified in its entirety by reference to the Plan of Reorganization found in Exhibit A.

The Plan of Reorganization provides that substantially all of the assets and liabilities of the Target Fund will be transferred to the Survivor Fund in exchange for shares of the Survivor Fund. In connection with the Reorganization, the Funds will incur certain expenses such as brokerage commission and transaction costs from the purchase and sale of securities related to Fund repositioning. The expected costs of the repositioning of the Target Fund’s securities is estimated to be $1,085, which is less than 0.01% of the Target Fund’s net assets. The shares of the Survivor Fund issued to the Target Fund will have an aggregate net asset value equal to the aggregate net asset value of the Target Fund’s shares outstanding as of the close of trading on the NYSE on [•], 2020 (the “Closing Date”). Upon receipt by the Target Fund of the shares of the Survivor Fund, the Target Fund will distribute Survivor Fund shares to its shareholders and will be terminated as a series of the Trust.

The distribution of the Survivor Fund shares to the Target Fund shareholders will be accomplished by opening new accounts on the books of the Survivor Fund in the names of the Target Fund shareholders and transferring to those shareholder accounts the shares of the Survivor Fund. Such newly-opened accounts on the books of the Survivor Fund will represent the respective pro rata number of shares of the Survivor Fund that the Target Fund is to receive under the terms of the Plan of Reorganization. See “Terms of the Reorganization” below.

Accordingly, as a result of the Reorganization, each Target Fund shareholder will own shares of the Survivor Fund with an aggregate net asset value equal to the aggregate net asset value of the shares of the Target Fund that the shareholders owned immediately prior to the Reorganization.

No sales charge or fee of any kind will be assessed to the Target Fund shareholders in connection with their receipt of shares of the Survivor Fund in the Reorganization.

Terms of the Reorganization

Pursuant to the Plan of Reorganization, on the Closing Date, the Target Fund will transfer to the Survivor Fund all of its assets in exchange solely for shares of the Survivor Fund. The aggregate net asset value of the shares issued by the Survivor Fund will be equal to the value of the assets of the Target Fund transferred to the Survivor Fund as of the Closing Date, as determined in accordance with the Survivor Fund’s valuation procedures, net of the liabilities of the Target Fund assumed by the Survivor Fund. The Target Fund expects to distribute the shares of the Survivor Fund to its shareholders promptly after the Closing Date. Thereafter, the Target Fund will be terminated as a series of the Trust.

The Plan of Reorganization contains customary representations, warranties, and conditions. The Plan of Reorganization may be terminated with respect to the Reorganization if, on the Closing Date, any of the required conditions have not been met or if the representations and warranties are not true. The Plan of Reorganization may be terminated or amended by the mutual consent of the parties.

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Reasons for the Reorganization

In the course of their discussions, the Trustees considered a variety of information, including that the Combined Fund has greater potential for long-term viability than either the Target Fund or the Survivor Fund without the Reorganization. They discussed that the Reorganization is expected to increase the Combined Fund’s prospects for attracting assets, which would achieve certain operating efficiencies in the future as a result of the Combined Fund’s larger net asset size. They observed that the two Funds had an identical investment objective, similar investment strategies and identical fundamental and non-fundamental investment limitations. They noted that the cost of the proposed merger would be paid by Pinnacle, and that the merger was not expected to result in a taxable event for shareholders. The Trustees discussed the Advisor’s memorandum, noting that the Adviser believes the Survivor Fund offers better opportunities for shareholders over the long-term. The Board observed that the Combined Fund may achieve certain operating efficiencies in the future from its larger net asset size and, as a result of economies of scale, may have a future lower ratio of expenses to average net assets than that of the Target Fund prior to the Reorganization. After further discussion, the Board concluded that the merger of the Target Fund into the Survivor Fund was in the best interests of each Fund, as well as each Fund’s respective shareholders, and that Target Fund’s shareholders would not have their interests diluted as a result of the merger. The approval determinations were made on the basis of each Board member’s business judgment after consideration of all of the factors taken as a whole, though individual Board members may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

Federal Income Taxes

The combination of the Target Fund and the Survivor Fund in the Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). As a non-waivable condition of the closing of the Reorganization, the Trust will receive a legal opinion from Thompson Hine LLP to the effect that the Reorganization should be a tax-free reorganization. Accordingly, neither the Target Fund nor its shareholders should recognize gain or loss as a result of the Reorganization. The tax basis of the Survivor Fund shares received should be the same as the basis of the Target Fund shares exchanged and the holding period of the Survivor Fund shares received should include the holding period of the Target Fund shares exchanged, provided that the shares exchanged were held as capital assets at the time of the Reorganization. No tax ruling from the Internal Revenue Service regarding the Reorganization has been requested. Nevertheless, the sale of securities by the Target Fund prior to the Reorganization, whether in the ordinary course of business or in anticipation of the Reorganization, could result in taxable capital gains distribution prior to the Closing Date. As of the date of this Combined Prospectus/Information Statement, the Advisor does not intend to sell any securities held by the Target Fund in anticipation of the Reorganization but may do so in the ordinary course of business before the Reorganization. Prior to the Closing Date, the Target Fund will pay to its shareholders a cash distribution consisting of any undistributed investment company taxable income and/or any undistributed realized net capital gains, including any net gains realized from any sales of assets prior to the Closing Date. This distribution would be taxable to shareholders that are subject to tax. Shareholders should consult their own tax advisers concerning the potential tax consequences of the Reorganization to them, including foreign, state and local tax consequences.

Expenses of the Reorganization

The costs of the Reorganization will be borne by Pinnacle. The costs associated with the Reorganization are expected to be approximately $17,500, not including the brokerage costs associated with the re-positioning of the Survivor Fund. The costs of repositioning will be borne by the Funds and are estimated to be a de minimis amount of $1,085.

Continuation of Shareholder Accounts and Plans; Share Certificates

Upon consummation of the Reorganization, the Survivor Fund will establish an account for each Target Fund shareholder on the books of the Survivor Fund containing the appropriate number of shares of the Survivor Fund to be received in the Reorganization. No certificates for shares of the Survivor Fund will be issued in connection with the Reorganization.

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OTHER INFORMATION

Capitalization

The following table sets forth, as September 30, 2019. (a) the capitalization of each Fund and (b) the unaudited pro forma combined capitalization of the Survivor Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption and market activity. No assurance can be given as to how many shares of the Survivor Fund will be received by Target Fund shareholders at the Closing Date, and the information should not be relied upon to reflect the number of shares of the Combined Fund that actually will be received by Target Fund shareholders.

CLASS A SHARES	Total Net Assets	Shares	Net Asset Value Per Share
Target Fund	$6,292,042	623,246	$10.10
Survivor Fund	$7,047,325	680,051	$10.36

Pro Forma Share Adjustment	-	607,340	-

Pro Forma - Survivor Fund	$13,339,367	1,287,391	$10.36

CLASS C SHARES	Total Net Assets	Shares	Net Asset Value Per Share
Target Fund	$785,837	80,913	$9.71
Survivor Fund	$12,104,318	1,203,074	$10.06

Pro Forma Share Adjustment	-	78,115	-

Pro Forma - Survivor Fund	$12,890,155	1,281,189	$10.06

CLASS I SHARES	Total Net Assets	Shares	Net Asset Value Per Share
Target Fund	$5,594,932	551,475	$10.15
Survivor Fund	$14,431,314	1,380,780	$10.45

Pro Forma Share Adjustment	-	535,400	-

Pro Forma - Survivor Fund	$20,026,246	1,916,180	$10.45

Shareholder Information

As of January 2, 2020, there were 1,193,886.0210 shares outstanding of the Target Fund. As of January 2, 2020, no person was known by the Target Fund to own beneficially or of record 5% or more of any class of shares of the Target Fund except as follows:

Name & Address	Shares	Percentage of Fund
Class A:
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LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121	33,254.8610	5.35%
CHARLES SCHWAB & CO INC/SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO, CA 94105	40,883.6130	6.57%
JEFFREY BRITTON & /MANDY M TUCKER TTEES OF THE BRITTON FAMILY DYNASTY TRUST DTD 10/25/2012 8756 E MERCY LANE ROGERSVILLE, MO 65742	49,652.0880	7.98%
Class C:
LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121	27,348.0810	41.27%
Constellation Trust Co. Cust FBO/Tracy Wink Roth IRA 3136 3 Mile RD NE Grand Rapids, MI 49525	3,466.5210	5.23%
National Financial Services LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	4,043.2230	6.10%
Class I:
LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121	31,306.7990	6.19%
CHARLES H O'REILLY JR TTEE/MARY ELIZABETH O'REILLY TTEE CHARLES H O'REILLY JR REV TRUST UA DTD 01-25-1990 1898 N MONET RD NIXA, MO 65714-7327	107,987.4900	21.35%
DIGITAL MONITORING PRODUCTS INC/RICK BRITTON PRESIDENT 2500 N PARTNERSHIP BLVD SPRINGFIELD, MO 65803	283,649.8790	56.09%

As of January 2, 2020, there were 2,761,024.1740 shares outstanding of the Survivor Fund. As of January 2, 2020, no person was known by the Survivor Fund to own beneficially or of record 5% or more of any class of shares of the Survivor Fund except as follows:

Name & Address	Shares	Percentage of Fund
Class A:
CHARLES SCHWAB & CO INC/SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET	106,961.8020	21.22%
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SAN FRANCISCO, CA 94105
LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121	68,102.4810	13.51%
TD Ameritrade Inc. for The/Exclusive Benefit of Our Clients PO Box 2226 Omaha, NE 68103	31,526.6200	6.25%
Class C:
LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121	576,776.3410	53.37%
Class I:
LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121	378,863.7160	32.21%
DIGITAL MONITORING PRODUCTS INC/RICK BRITTON PRESIDENT 2500 N PARTNERSHIP BLVD SPRINGFIELD, MO 65803	299,699.7010	25.48%
Securecom Wireless, LLC/Rick Britton Authorized Individual Christopher Stange Auth Individual Jeffrey Britton Auth Individual 2500 N Partnership Blvd. Springfield, MO 65803	92,530.1300	7.87%
National Financial Services LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	150,326.2070	12.78%

A shareholder who owns of record or beneficially more than 25% of the outstanding shares of a Fund or who is otherwise deemed to “control” a Fund may be able to determine or significantly influence the outcome of matters submitted to a vote of the Fund’s shareholders.

Shareholder Rights and Obligations

Both the Target Fund and Survivor Fund are series of the Trust, a business trust organized under the laws of the state of Delaware. Under the Trust’s declaration of trust, the Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series of shares. The shares of each series of the Trust have no preference as to conversion, exchange, dividends, retirement or other features, and have no preemptive rights.

With respect to each Fund, shares have equal dividend, distribution, liquidation, and voting rights, and fractional shares have those rights proportionately.

When issued in accordance with the provisions of their respective prospectuses (and, in the case of shares of the Survivor Fund, issued in the connection with the Reorganization), all shares are fully paid and non-assessable.

Shareholder Proposals

The Funds do not hold regular annual meetings of shareholders. As a general matter, the Survivor Fund does not intend to hold future regular annual or special meetings of its shareholders unless the election of trustees is required by the 1940 Act. Any shareholder who wishes to submit a proposal for consideration at a meeting of shareholders of either Fund should send such proposal to 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC require that, among other

32

things, a shareholder’s proposal must be received at the offices of a Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

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EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION (“Agreement”) is made as of [•], 2020, among NORTHERN LIGHTS FUND TRUST III, a Delaware trust, with its principal place of business at 17645 Wright Street, Omaha, Nebraska 68130 (the “Trust”), on behalf of Pinnacle Sherman Tactical Allocation Fund, a series of the Trust (the “Target Fund”) and on behalf of Pinnacle Sherman Multi-Strategy Core Fund, a series of the Trust (the “Survivor Fund”); and, solely for purposes of paragraph 6, PINNACLE FAMILY ADVISORS, LLC, adviser to the Target Fund and Survivor Fund (“Adviser”) (each Target Fund and Survivor Fund is sometimes referred to herein as a “Fund”). Notwithstanding anything to the contrary contained herein, (1) the agreements, covenants, representations, warranties, actions, and obligations (collectively, “Obligations”) of and by each Fund and of and by the Trust of which that Fund is a series, on that Fund’s behalf shall be the Obligations of that Fund only, (2) all rights and benefits created hereunder in favor of a Fund shall inure to and be enforceable by the Trust of which that Fund is a series, on that Fund’s behalf, and (3) in no event shall any other series of the Trust (including another series thereof) or the assets thereof be held liable with respect to the breach or other default by an obligated Fund or the Trust of its Obligations set forth herein.

The Trust wishes to effect a reorganization described in section 368(a) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted), and intends this Agreement to be, and adopts it as, a “plan of reorganization” within the meaning of the regulations under the Code (“Regulations”). The reorganization will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Target Fund to the Survivor Fund in exchange solely for (a) shares of beneficial interest of the Survivor Fund (“Survivor Fund Shares”), as described herein, and (b) the assumption by the Survivor Fund of all liabilities of the Target Fund, and (2) the subsequent distribution of the corresponding Survivor Fund Shares (which shall then constitute all of the assets of the Target Fund) pro rata to the shareholders in exchange for their shares of beneficial interest of the Target Fund (the “Target Fund Shares”) in complete liquidation thereof, and (3) terminating the Target Fund, all on the terms and conditions set forth herein (all the foregoing transactions involving each Target Fund and its corresponding Survivor Fund being referred to herein collectively as a “Reorganization”).

The Trust’s Board of Trustees (the “Board”), in each case including a majority of the trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) (“Non-Interested Persons”) of the Trust, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby, (2) has duly authorized performance thereof on the Funds’ behalf by all necessary Board action, and (3) has determined that participation in the Reorganization is in the best interests of each Fund that is a series thereof and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.

The Target Fund’s issued and outstanding shares consist of Class A, Class C and Class I shares (“Target Fund Shares”). Survivor Fund’s issued and outstanding shares also consist of Class A, Class C and Class I shares (“Survivor Fund Shares”).

In consideration of the mutual promises contained herein, the parties agree as follows:

1. PLAN OF REORGANIZATION AND TERMINATION

1.1. Subject to the requisite approvals and the terms and conditions set forth herein, the Target Fund shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to the Survivor Fund. In exchange therefor, the Survivor Fund shall:

(a) issue and deliver to the Target Fund, as applicable, the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the third decimal place) the Survivor Fund Shares having an aggregate net asset value (“NAV”) equal to the aggregate NAV of all full and fractional Target Fund Shares then outstanding;

(b) assume all of the Target Fund’s liabilities described in paragraph 1.3 (“Liabilities”).

A-1

Those transactions shall take place at the Closing (as defined in paragraph 2.1).

1.2 The Assets shall consist of all assets and property of every kind and nature -- including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, and books and records – the Target Fund owns at the Effective Time (as defined in paragraph 2.1) and any deferred and prepaid expenses shown as assets on the Target Fund’s books at that time.

1.3 The Liabilities shall consist of all of the Target Fund’s liabilities, whether known or unknown, accrued or contingent, debts, obligations, and duties existing at the Effective Time, excluding Reorganization Expenses (as defined in paragraph 3.3(f)) borne by the Adviser pursuant to paragraph 6).

1.4 At the Effective Time (or as soon thereafter as is reasonably practicable), the Target Fund shall distribute the Survivor Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined at the Effective Time (each, a “Shareholder”), in proportion to their Target Fund Shares then held of record and in constructive exchange therefor, and will completely liquidate. That distribution shall be accomplished by the Trust’s transfer agent opening accounts on the Survivor Fund’s shareholder records in the names of the Shareholders (except Shareholders in whose names accounts thereon already exist) and transferring those Survivor Fund Shares to those newly opened and existing accounts. Each Shareholder’s newly opened or existing account shall be credited with the respective pro rata number of full and fractional Survivor Fund Shares due that Shareholder. The aggregate NAV of the Survivor Fund Shares to be so credited to each Shareholder’s account shall equal the aggregate NAV of the Target Fund Shares that Shareholder owned at the Effective Time.

1.5 (a) The value of the Target Fund’s net assets (the assets to be acquired by the Survivor Fund hereunder, net of liabilities assumed by the Survivor Fund) shall be the value of such net assets computed as of the close of business on the Closing Date, using the valuation procedures set forth in the Target Fund’s then current prospectus and statement of additional information or such other valuation procedures as may be mutually agreed upon by the parties.

(b)       For purposes of the Reorganization, the net asset value per share of the Survivor Fund Shares shall be equal to the Survivor Fund’s net asset value per share computed as of the close of business on the Closing Date, using the valuation procedures set forth in the Survivor Fund’s prospectus and statement of additional information or such other valuation procedures as may be mutually agreed upon by the parties.

(c)       All computations of value and NAV shall be made by Gemini Fund Services, LLC, accounting agent for the Funds, in accordance with its regular practice in pricing the shares and assets of each Fund.

1.6 Any transfer taxes payable on the issuance and transfer of Survivor Fund Shares in a name other than that of the registered holder on Target Fund’s shareholder records of the Target Fund Shares actually or constructively exchanged therefor shall be paid by the transferee thereof, as a condition of that issuance and transfer.

1.7 Any reporting responsibility of the Target Fund to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated, except that the Survivor Fund shall be responsible for preparing and filing any Form N-Q or Form N-CSR (including the annual report to shareholders) if the fiscal period relating to such form ended prior to the Effective Time, but as of the Effective Time such form has not yet been filed.

1.8 After the Effective Time, the Target Fund shall not conduct any business except in connection with its dissolution and termination. As soon as reasonably practicable after distribution of the Survivor Fund Shares pursuant to paragraph 1.4, but in all events within six months after the Effective Time, (a) the Target Fund shall be terminated as a series of Trust and (b) Trust shall make all filings and take all other actions in connection therewith necessary and proper to effect the Target Fund’s complete dissolution.

A-2

2. CLOSING AND EFFECTIVE TIME

2.1 Unless the parties agree otherwise, all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to take place simultaneously as of immediately after the close of business (4:00 p.m., Eastern Time) on or about [•], 2020 (“Effective Time”). The Closing shall be held at the offices of Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, New York 11788.

2.2 The Trust shall direct the custodian of the Target Fund’s assets to deliver at the Closing a certificate of an authorized officer (“Certificate”) stating and verifying that (a) the Assets it holds will be transferred to the Survivor Fund at the Effective Time, (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made, and (c) the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by the Target Fund to the Survivor Fund, as reflected on the Survivor Fund’s books immediately after the Effective Time, does or will conform to that information on the Target Fund’s books immediately before the Effective Time.

2.3 The Trust shall direct its transfer agent to deliver at the Closing (a) to the Trust, a Certificate (1) verifying that the Target Fund’s shareholder records contain each Shareholder’s name and address and the number of full and fractional outstanding Target Fund Shares that each such Shareholder owns at the Effective Time and (2) as to the opening of accounts on the Survivor Fund’s shareholder records in the names of the Shareholders and (b) to Trust, a confirmation, or other evidence satisfactory to the Trust, that the Survivor Fund Shares to be credited to the Target Fund at the Effective Time have been credited to the Target Fund’s account on those records.

2.4 The Trust shall deliver to the Trust and the Adviser, within five days before the Closing, a Certificate listing each security, by name of issuer and number of shares, that is being carried on the Target Fund’s books at an estimated fair market value provided by an authorized pricing vendor for the Target Fund.

2.5 At the Closing, the Trust shall deliver, on behalf of each Fund, as applicable, (a) bills of sale, checks, assignments, share certificates, receipts, and/or other documents the Trust or its counsel reasonably requests and (b) a Certificate in form and substance satisfactory to the recipient, and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated hereby.

3. REPRESENTATIONS AND WARRANTIES

3.1 The Trust, on the Target Fund’s behalf, represents and warrants as follows:

(a) The Trust (1) is a Trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware (“Delaware Law”), and its Declaration of Trust is on file with the Office of the Secretary of State of Delaware (“Secretary”), (2) is duly registered under the 1940 Act as an open-end management Trust, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;

(b) The Target Fund is a duly established and designated series of the Trust;

(c) The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of the Board; and this Agreement constitutes a valid and legally binding obligation of the Trust, with respect to the Target Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d) At the Effective Time, the Trust will have good and marketable title to the Assets for the Target Fund’s benefit and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or that are restricted to resale by their terms); and on delivery and payment for the Assets, Trust, on Survivor Fund’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”);

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(e) The Trust, with respect to the Target Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Delaware Law, Trust’s Declaration of Trust, or By-Laws, or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which the Trust, on the Target Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Trust, on the Target Fund’s behalf, is a party or by which it is bound;

(f) At or before the Effective Time, either (1) all material contracts and other commitments of the Target Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts, and swap agreements) will terminate, or (2) provision for discharge and/or the Survivor Fund’s assumption of any liabilities of the Target Fund thereunder will be made, without either Fund’s incurring any penalty with respect thereto and without diminishing or releasing any rights Trust may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

(g) No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the Trust’s knowledge, threatened against the Trust, with respect to the Target Fund or any of its properties or assets attributable or allocable to the Target Fund, that, if adversely determined, would materially and adversely affect the Target Fund’s financial condition or the conduct of its business; and the Trust, on the Target Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects the Target Fund’s business or the Trust’s ability to consummate the transactions contemplated hereby;

(h) The Target Fund’s Statement of Assets and Liabilities, Schedule of Investments, Statement of Operations, and Statement of Changes in Net Assets (each, a “Statement”) at and for the fiscal year ended March 31, 2019, have been audited by Cohen & Company, Ltd., an independent registered public accounting firm, and are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”); and those Statements present fairly, in all material respects, Target Fund’s financial condition at that date in accordance with GAAP and the results of its operations and changes in its net assets for the period then ended, and there are no known contingent liabilities of Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at that date that are not disclosed therein;

(i) Since March 31, 2019, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by the Target Fund of indebtedness maturing more than one year from the date that indebtedness was incurred; for purposes of this subparagraph, a decline in NAV per the Target Fund Share due to declines in market values of securities the Target Fund holds, the discharge of the Target Fund liabilities, or the redemption of the Target Fund Shares by its shareholders shall not constitute a material adverse change;

(j) All federal and other tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of the Target Fund required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns shall have been paid or provision shall have been made for the payment thereof; to the best of the Trust’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and the Target Fund is in compliance in all material respects with all applicable Regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares and to withholding in respect thereof and is not liable for any material penalties that could be imposed thereunder;

(k) The Target Fund is classified as an association that is taxable as a Trust, for federal tax purposes; the Target Fund is a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); for each taxable year of its operation (including its current taxable year), the Target Fund has met (and for that year will meet) the requirements of Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) for qualification as a regulated Trust (“RIC”) and has been (and for that year will be) eligible to and has computed (and for that year will compute) its federal income tax under section 852; the Target Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to sections 852 or 4982; and the

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Target Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

(l) All issued and outstanding Target Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Target Fund Shares will, at the Effective Time, be held by the persons and in the amounts set forth on the Target Fund’s shareholder records, as provided in paragraph 2.3; and the Target Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Target Fund Shares, nor are there outstanding any securities convertible into any Target Fund Shares;

(m) The Target Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;

(n) The Target Fund is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

(o) Not more than 25% of the value of the Target Fund’s total assets (excluding cash, cash items, and Government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of those assets is invested in the stock and securities of five or fewer issuers;

(p) The Target Fund’s current prospectus and statement of additional information (1) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (2) at the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or at the Effective Time do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(q) The information to be furnished by the Trust for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and the N-14 (as defined in paragraph 3.3(a) will, at the Effective Time, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(r) The Declaration of Trust permits the Trust to vary its shareholders’ investment; the Trust does not have a fixed pool of assets; and each series thereof (including the Target Fund) is a managed portfolio of securities, and the Adviser has the authority to buy and sell securities for the Target Fund;

(s) The Target Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus, except as previously disclosed in writing to the Trust;

(t) The Survivor Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof;

(u) At the Closing, at least 33 1/3% of the Target Fund’s portfolio assets (by fair market value) will meet the investment objectives, strategies, policies, risks and restrictions of the Survivor Fund, and the Target Fund will not alter its portfolio in connection with the Reorganization to meet this 33 1/3% threshold. The Target Fund did not enter into any line of business as part of the plan of reorganization;

(v) To the best of the knowledge of the Target Fund’s management, (i) there is no plan or intention by the Target Fund shareholders to sell, exchange, redeem, or otherwise dispose of a number of the Target Fund Shares (or the Survivor Fund Shares received in the Reorganization), in connection with the Reorganization, that would reduce the Target Fund shareholders’ ownership of Target Fund Shares (or equivalent Survivor Fund Shares) to a number of shares that was less than 50 percent of the number of Target Fund Shares outstanding prior to the Closing; and (ii)

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there is no plan or intention by any shareholder owning 5% or more of the Target Fund Shares to sell, exchange, redeem, or otherwise dispose of any Target Fund Shares (or Survivor Fund Shares received in the Reorganization), in connection with the Reorganization;

(w) During the five-year period ending on the Closing Date, neither the Target Fund nor any person related (as defined in section 1.368-1(e)(4) of the Treasury Regulations without regard to 1.368-1(e)(4)(i)) to the Target Fund will have (i) acquired Target Fund Shares with consideration other than the Survivor Fund Shares or Target Fund Shares, except in the ordinary course of the Target Fund’s business as an open-end Trust pursuant to section 22(e) of the 1940 Act; or (ii) made distributions with respect to the Target Fund Shares except for (A) normal, regular dividend distributions made pursuant to the historic dividend paying practice of the Target Fund, and (B) distributions and dividends declared and paid in order to ensure the Target Fund’s continuing qualification as a regulated Trust and to avoid the imposition of fund-level tax; and

(x) There is no intercorporate indebtedness existing between the Survivor Fund and the Target Fund that was issued, acquired, or will be settled at a discount.

3.2 The Trust, on the Survivor Fund’s behalf, represents and warrants as follows:

(a) The Trust (1) is a Trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware (“Delaware Law”), and its Declaration of Trust is on file with the Office of the Secretary of State of Delaware (“Secretary”), (2) is duly registered under the 1940 Act as an open-end management Trust, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;

(b) The Survivor Fund is a duly established and designated series of the Trust.

(c) The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of the Board; and this Agreement constitutes a valid and legally binding obligation of the Trust, with respect to the Survivor Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d) All issued and outstanding Survivor Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; and the Survivor Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Survivor Fund Shares, nor are there outstanding any securities convertible into any Survivor Fund Shares. All of the Survivor Fund Shares to be issued and delivered to Trust, for the account of the Target Fund shareholders, pursuant to this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly and legally issued Survivor Fund Shares and be fully paid and non-assessable by the Trust;

(e) No consideration other than Survivor Fund Shares (and Survivor Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

(f) The Trust, with respect to the Survivor Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Delaware Law, the Trust’s Declaration of Trust, or any Undertaking to which the Trust, on the Survivor Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Trust, on the Survivor Fund’s behalf, is a party or by which it is bound;

(g) No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the Trust’s knowledge, threatened against the Trust, with respect to the Survivor Fund or any of its properties or assets attributable or allocable to the Survivor Fund, that, if adversely determined, would materially and adversely affect the Survivor Fund’s financial condition or the conduct of its business; and the Trust, on the Survivor Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree,

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judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects the Survivor Fund’s business or the Trust’s ability to consummate the transactions contemplated hereby;

(h) The Survivor Fund is (and will be) classified as an association that is taxable as a Trust, for federal tax purposes; the Survivor Fund is a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)) and has not taken and will not take any steps inconsistent with its qualification as such or its qualification and eligibility for treatment as a RIC under sections 851 and 852; for each taxable year of its operation (including its current taxable year), the Survivor Fund has met (and for that year will meet) the requirements of Part I of Subchapter M for qualification as a RIC for its taxable year in which the Reorganization occurs, the Survivor Fund will meet those requirements, and will be eligible to and will compute its federal income tax under section 852, for its taxable year in which the Reorganization occurs; and the Survivor Fund intends to continue to meet all those requirements, and to be eligible to and to so compute its federal income tax, for the next taxable year;

(i) There is no plan or intention for the Survivor Fund to be dissolved or merged into another statutory or business trust or a Trust or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization;

(j) Assuming the truthfulness and correctness of the Trust’s representation and warranty in paragraph 3.1(o), immediately after the Reorganization (1) not more than 25% of the value of the Survivor Fund’s total assets (excluding cash, cash items, and Government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of those assets will be invested in the stock and securities of five or fewer issuers (excluding Government securities and securities of other regulated investment companies);

(k) Immediately after the Effective Time, the Survivor Fund will not be under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

(l) The information to be furnished by the Trust for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and the N-14 will, at the Effective Time, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(m) The Declaration of Trust permit the Trust to vary its shareholders’ investment; the Trust will not have a fixed pool of assets; and each series thereof (including the Survivor Fund) will be a managed portfolio of securities, and the Adviser will have the authority to buy and sell securities for the Survivor Fund;

(n) The Survivor Fund will acquire at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by the Target Fund immediately prior to the Reorganization. For purposes of this representation, amounts paid by the Target Fund to dissenters, amounts used by the Target Fund to pay the Target Fund’s Reorganization expenses, amounts paid by the Target Fund to shareholders who receive cash or other property, and all redemptions and distributions (except redemptions in the ordinary course of the Target Fund’s business as an open-end investment company pursuant to section 22(e) of the 1940 Act and regular, normal dividends) made by the Target Fund immediately preceding the Reorganization will be included as assets of the Target Fund held immediately prior to the Reorganization;

(o) The Survivor Fund has no plan or intention to reacquire any of the Survivor Fund Shares issued in the Reorganization, except in the ordinary course of its business as an open-end Trust pursuant to section 22(e) of the 1940 Act;

(p) The Survivor Fund is in the same line of business as the Target Fund preceding the Reorganization for purposes of Treasury Regulations section 1.368-1(d)(2). Following the Reorganization, the Survivor Fund will continue such line of business or use a significant portion of the Target Fund’s portfolio assets in a business, and the Survivor Fund has no plan or intention to change such line of business. The Survivor Fund did not enter into any line of business as part of the plan of reorganization. At the Closing, at least 33 1/3% of the Target Fund’s portfolio assets (by fair market value) will meet the investment objectives, strategies, policies, risks and restrictions of the Survivor Fund. The Survivor Fund has no plan or intention to change any of its investment objectives, strategies, policies, risks and restrictions after the Reorganization;

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(q) To the best of the knowledge of the Survivor Fund’s management, (i) there is no plan or intention by the Target Fund shareholders to sell, exchange, redeem, or otherwise dispose of a number of the Target Fund Shares (or the Survivor Fund Shares received in the Reorganization), in connection with the Reorganization, that would reduce the Target Fund shareholders’ ownership of the Target Fund Shares (or equivalent Survivor Fund Shares) to a number of shares that was less than 50 percent of the number of the Target Fund Shares outstanding prior to the Closing; and (ii) there is no plan or intention by any shareholder owning 5% or more of the Target Fund Shares to sell, exchange, redeem, or otherwise dispose of any Target Fund Shares (or Survivor Fund Shares received in the Reorganization), in connection with the Reorganization;

(r) There is no plan or intention for the Survivor Fund or any person related (as defined in Treasury Regulations section 1.368-1(e)(4)) to the Survivor Fund, to acquire or redeem any of the Survivor Fund Shares issued in the Reorganization, either directly or through any transaction, agreement, or arrangement with any other person, other than redemptions by the Survivor Fund in the ordinary course of its business as an open-end Trust pursuant to section 22(e) of the 1940 Act; and

(s) There is no intercorporate indebtedness existing between the Survivor Fund and Target Fund that was issued, acquired, or will be settled at a discount.

3.3 The Trust, on behalf of the Target Fund, and the Trust, on behalf of the Survivor Fund, respectively, hereby further covenant as follows:

(a) No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, and no consents, approvals, authorizations, or orders of any court are required, for its execution or performance of this Agreement on either Fund’s behalf, except for (1) the Trust’s filing with the Commission of an information statement relating to the Reorganization hereunder, and any supplement or amendment thereto (“Information Statement”) (2) consents, approvals, authorizations, and filings that have been made or received or may be required after the Effective Time;

(b) The fair market value of the Survivor Fund Shares each Shareholder receives will be equal to the fair market value of its Target Fund Shares it actually or constructively surrenders in exchange therefor;

(c) The Shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization;

(d) The fair market value of the Assets will equal or exceed the Liabilities to be assumed by the Survivor Fund and those to which the Assets are subject;

(e) None of the compensation received by any Shareholder who or that is an employee of or service provider to the Target Fund will be separate consideration for, or allocable to, any of the Target Fund Shares that Shareholder holds; none of the Survivor Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services; and

(f) No expenses incurred by the Target Fund or on its behalf in connection with the Reorganization will be paid or assumed by the Survivor Fund, Adviser, or any other third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than the Survivor Fund Shares will be transferred to the Target Fund or any of its shareholders with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof.

4. COVENANTS

4.1 The Trust covenants to take all action necessary to obtain approval of the transactions contemplated hereby.

4.2 The Trust covenants to prepare the Information Statement in compliance with applicable federal and state securities laws.

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4.3 The Trust covenants that it will, from time to time, as and when requested by the other, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken any further action(s), it deems necessary or desirable in order to vest in, and confirm to, (a) the Trust, on the Survivor Fund’s behalf, title to and possession of all the Assets, and (b) the Trust, on the Target Fund’s behalf, title to and possession of the Survivor Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

4.4 The Trust covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and applicable state securities laws it deems appropriate to commence and continue the Survivor Fund’s operations after the Effective Time.

4.5 Subject to this Agreement, the Trust covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

5. CONDITIONS PRECEDENT

Each Fund’s obligations hereunder shall be subject to (a) performance by the other Fund of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties on behalf of the other Fund contained herein being true and correct in all material respects at the date hereof and, except as they may be affected by the transactions contemplated hereby, at the Effective Time, with the same force and effect as if made at that time, and (c) the following further conditions that, at or before that time:

5.1 This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by the Board, on behalf of each Fund;

5.2 All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Trust to carry out the transactions contemplated hereby. The Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) the Trust deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund’s assets or properties;

5.3 At the Effective Time, no action, suit, or other proceeding shall be pending (or, to the Trust’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby;

5.4 Prior to the Closing, the Target Fund shall have declared a dividend or dividends which, together with all previous such dividends shall have the effect of distributing to the Target Fund Shareholders all of the Target Fund’s Trust taxable income for all taxable periods ending at the Effective Time (computed without regard to any deduction for dividends paid) and all of the net capital gains realized in all taxable periods ending at the Effective Time (after reduction for any capital loss carryforward).

5.5 The Trust shall have received a favorable opinion of the law firm of Thompson Hine LLP, addressed to the Target Fund and the Survivor Fund substantially to the effect that for federal income tax purposes:

(a) The Survivor Fund’s acquisition of the Assets in exchange solely for the Survivor Fund Shares and the Survivor Fund’s assumption of the Liabilities, followed by the Target Fund’s distribution of the Survivor Fund Shares pro rata to the Target Fund Shareholders actually or constructively in exchange for their Target Fund shares in complete liquidation of the Target Fund, should qualify as a “reorganization” as defined in Section 368(a)(1) of the Code, and the Target Fund and the Survivor Fund each should be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

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(b) Under Section 1032(a) of the Code, no gain or loss should be recognized by the Survivor Fund upon the receipt of the assets of the Target Fund solely in exchange for the Survivor Fund Shares and the assumption by the Survivor Fund of the Liabilities of the Target Fund.

(c) Under Section 361 of the Code, no gain or loss should be recognized by the Target Fund upon the transfer of the Target Fund’s assets to the Survivor Fund solely in exchange for the Survivor Fund Shares and the assumption by the Survivor Fund of the liabilities of the Target Fund or upon the distribution of the Survivor Fund Shares to the Target Fund Shareholders in exchange for their transferring Fund shares in complete liquidation of the Target Fund.

(d) Under Section 354(a)(1) of the Code, no gain or loss should be recognized by the Target Fund shareholders upon the exchange of their Target Fund shares for the Survivor Fund Shares in complete liquidation of the Target Fund pursuant to the Reorganization.

(e) Under Section 358(a)(1) of the Code, the aggregate adjusted tax basis of the Survivor Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization should be the same as the aggregate adjusted tax basis of the Target Fund Shares held by such shareholder immediately prior to the Reorganization.

(f) Under Section 1223(1) of the Code, the holding period of the Survivor Fund Shares received by each Target Fund shareholder in the Reorganization should include the period during which the Target Fund shares exchanged therefor were held by such shareholder (provided the Target Fund Shares were held as capital assets on the date of the Reorganization).

(g) Under Section 362(b) of the Code, the adjusted tax basis of the Target Fund’s assets acquired by the Survivor Fund should be the same as the adjusted tax basis of such assets to the Target Fund immediately prior to the Reorganization.

(h) Under Section 1223(2) of the Code, the holding period of the assets of the Target Fund in the hands of the Survivor Fund should include the period during which those assets were held by the Target Fund (except where the Acquiring Fund’s investment activities may have the effect of reducing or eliminating an asset’s holding period).

(i) The Survivor Fund should succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder.

Such opinion shall be based on customary assumptions and such representations as the law firm of Thompson Hine LLP reasonably may request, and the Trust, the Target Fund and Survivor Fund will cooperate to make and certify the accuracy of such representations.

5.6 At any time before the Closing, the Trust may waive any of the foregoing conditions (except those set forth in paragraphs 5.1, 5.2, 5.4 and 5.5) if, in the judgment of the Board, that waiver will not have a material adverse effect on the applicable Fund’s shareholders’ interests.

6. EXPENSES

Subject to complying with the representation and warranty contained in paragraph 3.3(f), Adviser shall bear the entirety of the total Reorganization Expenses. The Reorganization Expenses include (1) costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing and filing the Target Fund’s prospectus supplements and the Information Statement, and printing and distributing the Information Statement including any exhibits thereto, (2) legal and accounting fees, (3) transfer taxes for foreign securities and (4) any and all incremental Blue Sky fees. Notwithstanding the foregoing, expenses shall be paid by the Fund directly incurring them if and to the extent that the payment thereof by another person would result in that Fund’s disqualification as a RIC.

7. ENTIRE AGREEMENT; NO SURVIVAL

The Trust, on behalf of the Target Fund, and the Trust on behalf of the Survivor Fund, has not made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement of the Trust, on behalf of the Target Fund, and Trust on behalf of the Survivor Fund. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

A-10

8. TERMINATION

This Agreement may be terminated at any time at or before the Closing with respect to the applicable Reorganization by resolution of either the Board, on behalf of the Target Fund, or the Board, on behalf of the Survivor Fund, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable with respect to the Target Fund or the Survivor Fund, respectively. Any such termination resolution will be effective when made.

9. AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Trust, on behalf of the Target Fund, and the Trust, on behalf of the Survivor Fund.

10. SEVERABILITY

Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

11. MISCELLANEOUS

11.1 This Agreement shall be governed by and construed in accordance with Delaware Law, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between that law and the federal securities laws, the latter shall govern.

11.2 Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or the Trust other than the Trust, on the Survivor Fund’s behalf, or the Trust, on the Target Fund’s behalf, and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

11.3 Notice is hereby given that this instrument is executed and delivered on behalf of the Board solely in their capacities as trustees, and not individually, and that the Trust’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, or series other than the applicable Fund but are only binding on and enforceable against its property attributable to and held for the benefit of such applicable Fund (“Fund’s Property”) and not the Trust’s property attributable to and held for the benefit of any other series thereof. The Trust, in asserting any rights or claims under this Agreement on its or a Fund’s behalf, shall look only to the corresponding Fund’s Property in settlement of those rights or claims and not to the property of any other series of the Trust or to those trustees, officers, or shareholders.

11.4 This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by the Trust, on behalf of the Target Fund, and the Trust on behalf of the Survivor Fund. The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation hereof.

[Remainder of This Page Intentionally Left Blank]

[Signature Page to Follow]

A-11

IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

NORTHERN LIGHTS FUND TRUST III, on behalf of PINNACLE SHERMAN TACTICAL ALLOCATION FUND

By: Richard Malinowski

President and Principal Executive Officer

______________________________________

NORTHERN LIGHTS FUND TRUST III, on behalf of PINNACLE SHERMAN TACTICAL MULTI-STRATEGY CORE FUND

By: Richard Malinowski

President and Principal Executive Officer

______________________________________

SOLELY FOR THE PURPOSES OF PARAGRAPH 6 OF THIS AGREEMENT,

PINNACLE FAMILY ADVISORS LLC,

By: [INSERT NAME]

[INSERT TITLE]

______________________________________

A-12

EXHIBIT B

The financial highlights table is intended to help you understand each Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for each Fund has been derived from the financial statements audited by Cohen & Company, Ltd., the Funds' registered independent public accounting firm, whose report along with each Fund’s financial statements are included in the Target Fund’s March 31, 2019 annual report and the Survivor Fund’s September 30, 2019 annual report, and the unaudited financial statements for six months ended September 30, 2019 included in the Target Fund’s September 30, 2019 semi-annual report, all of which are available upon request.

PINNACLE SHERMAN TACTICAL ALLOCATION FUND
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Six Months Ended
	September 30, 2019		Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
Class A	(Unaudited)		March 31, 2019		March 31, 2018	March 31, 2017	March 31, 2016	March 31, 2015
Net asset value, beginning of period	$9.84		$10.36		$10.31	$9.96	$10.78	$10.81
Activity from investment operations:
Net investment income (1)	0.02		0.05		0.02	0.04	0.02	0.04
Net realized and unrealized gain (loss) on investments	0.24		(0.54)		0.17	0.32	(0.66)	0.08
Total from investment operations	0.26		(0.50)		0.19	0.36	(0.64)	0.12
Less distributions from:
Net investment income	—		(0.03)		(0.01)	(0.01)	—	(0.03)
Return of capital	—		(0.00	) (5)	—	—	—	—
Net realized gains	—		—		(0.13)	—	(0.18)	(0.12)
Total distributions	—		(0.03)		(0.14)	(0.01)	(0.18)	(0.15)
Paid-in-Capital From Redemption Fees	—		0.00	(5)	0.00 (5)	0.00 (5)	—	0.00 (5)
Net asset value, end of period	$10.10		$9.84		$10.36	$10.31	$9.96	$10.78
Total return (2)	2.64	% (7)	(4.76)%		1.76%	3.59%	(5.87)%	1.06%
Net assets, at end of period (000s)	$6,292		$6,577		$11,342	$19,051	$4,916	$5,411
Ratio of gross expenses to average net assets (3)(4)	2.64	% (6)	2.09%		1.97%	1.98%	2.90%	2.71%
Ratio of net expenses to average net assets (4)	1.49	% (6)	1.49%		1.49%	1.49%	1.49%	1.49%
Ratio of net investment income to average net assets (4)	0.49	% (6)	0.45%		0.14%	0.36%	0.22%	0.34%
Portfolio Turnover Rate	298	% (7)	419%		364%	422%	611%	704%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the adviser not waived and / or reimbursed a portion of its expenses, total returns would have been lower.
(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

B-1

(4)	Does not include the expenses of other investment companies in which the Fund invests.
(5)	Amount represents less than $0.01 per share.
(6)	Annualized.
(7)	Not annualized.

B-2

PINNACLE SHERMAN TACTICAL ALLOCATION FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Six Months Ended
	September 30, 2019		Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
Class C	(Unaudited)		March 31, 2019	March 31, 2018	March 31, 2017		March 31, 2016	March 31, 2015
Net asset value, beginning of period	$9.50		$10.05	$10.08	$9.80		$10.69	$10.78
Activity from investment operations:
Net investment loss (1)	(0.02)		(0.05)	(0.06)	(0.03)		(0.06)	(0.05)
Net realized and unrealized gain (loss) on investments	0.23		(0.50)	0.16	0.31		(0.65)	0.08
Total from investment operations	0.21		(0.55)	0.10	0.28		(0.71)	0.03
Less distributions from:
Net investment income	—		—	—	(0.00	) (5)	—	—
Net realized gains	—		—	(0.13)	—		(0.18)	(0.12)
Total distributions	—		—	(0.13)	(0.00	) (5)	(0.18)	(0.12)
Paid-in-Capital From Redemption Fees	—		0.00 (5)	0.00 (5)	0.00	(5)	0.00 (5)	0.00 (5)
Net asset value, end of period	$9.71		$9.50	$10.05	$10.08		$9.80	$10.69
Total return (2)	2.21	% (7)	(5.47)%	0.93%	2.87%		(6.58)%	0.28%
Net assets, at end of period (000s)	$786		$1,191	$3,915	$4,747		$646	$711
Ratio of gross expenses to average net assets (3)(4)	3.39	% (6)	2.80%	2.72%	2.73%		3.65%	3.46%
Ratio of net expenses to average net assets (4)	2.24	% (6)	2.24%	2.24%	2.24%		2.24%	2.24%
Ratio of net investment loss to average net assets (4)	(0.33	)% (6)	(0.48)%	(0.61)%	(0.32)%		(0.55)%	(0.43)%
Portfolio Turnover Rate	298	% (7)	419%	364%	422%		611%	704%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the adviser not waived and / or reimbursed a portion of its expenses, total returns would have been lower.
(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.
(4)	Does not include the expenses of other investment companies in which the Fund invests.
(5)	Amount represents less than $0.01 per share.
(6)	Annualized.
(7)	Not annualized.

B-3

PINNACLE SHERMAN TACTICAL ALLOCATION FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Six Months Ended
	September 30, 2019		Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
Class I	(Unaudited)		March 31, 2019	March 31, 2018	March 31, 2017	March 31, 2016		March 31, 2015
Net asset value, beginning of period	$9.87		$10.41	$10.36	$9.99	$10.80		$10.82
Activity from investment operations:
Net investment income (1)	0.04		0.07	0.04	0.06	0.05		0.06
Net realized and unrealized gain (loss) on investments	0.24		(0.55)	0.17	0.33	(0.68)		0.09
Total from investment operations	0.28		(0.48)	0.21	0.39	(0.63)		0.15
Less distributions from:
Net investment income	—		(0.05)	(0.03)	(0.02)	(0.00	) (5)	(0.05)
Return of capital	—		(0.01)	—	—	—		—
Net realized gains	—		—	(0.13)	—	(0.18)		(0.12)
Total distributions	—		(0.06)	(0.16)	(0.02)	(0.18)		(0.17)
Paid-in-Capital From Redemption Fees (5)	0.00		0.00	0.00	0.00	0.00		0.00
Net asset value, end of period	$10.15		$9.87	$10.41	$10.36	$9.99		$10.80
Total return (2)	2.84	% (7)	(4.59)%	2.01%	3.86%	(5.74)%		1.36%
Net assets, at end of period (000s)	$5,595		$6,064	$24,790	$11,505	$5,742		$4,002
Ratio of gross expenses to average net assets (3)(4)	2.39	% (6)	1.80%	1.72%	1.73%	2.65%		2.46%
Ratio of net expenses to average net assets (4)	1.24	% (6)	1.24%	1.24%	1.24%	1.24%		1.24%
Ratio of net investment income to average net assets (4)	0.73	% (6)	0.67%	0.39%	0.57%	0.48%		0.57%
Portfolio Turnover Rate	298	% (7)	419%	364%	422%	611%		704%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the adviser not waived and / or reimbursed a portion of its expenses, total returns would have been lower.
(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.
(4)	Does not include the expenses of other investment companies in which the Fund invests.
(5)	Amount represents less than $0.01 per share.
(6)	Annualized.
(7)	Not annualized.
B-4

Pinnacle Sherman Multi-Strategy Core Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Year Ended	Year Ended	Year Ended	Period Ended
Class A	September 30, 2019	September 30, 2018	September 30, 2017	September 30, 2016 (1)
Net asset value, beginning of period	$11.71	$11.61	$10.53	$10.00
Activity from investment operations:
Net investment income (loss) (2)	0.04	(0.01)	(0.01)	0.01
Net realized and unrealized gain / (loss) on investments	(1.04)	0.80	1.15	0.52	(10)
Total from investment operations	(1.00)	0.79	1.14	0.53
Less distributions from:
Net investment income	—	—	(0.02)	—
Net realized gains	(0.35)	(0.69)	(0.04)	—
Total distributions	(0.35)	(0.69)	(0.06)	—
Paid-in-Capital From Redemption Fees (2)(9)	0.00	0.00	0.00	0.00
Net asset value, end of period	$10.36	$11.71	$11.61	$10.53
Total return (3)	(8.31)%	6.96%	10.91%	5.30	% (7)
Net assets, at end of period (000s)	$7,047	$17,779	$25,056	$13,604
Ratio of gross expenses to average net assets (4)(6)	1.78%	1.61%	1.63%	1.72	% (5)
Ratio of net expenses to average net assets (6)	1.49%	1.49%	1.49%	1.49	% (5)
Ratio of net investment income (loss) to average net assets (6)(8)	0.37%	(0.05)%	(0.09)%	0.30	% (5)
Portfolio Turnover Rate	607%	402%	337%	449	% (7)

(1)	The Pinnacle Sherman Multi-Strategy Core Fund’s Class A shares commenced operations on October 1, 2015.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the adviser not waived fees / reimbursed a portion of its expenses, total returns would have been lower.
(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.
(5)	Annualized.
(6)	Does not include the expenses of other investment companies in which the Fund invests.
(7)	Not annualized.
(8)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.
(9)	Amount represents less than $0.01 per share.
(10)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the changes in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
B-5

Pinnacle Sherman Multi-Strategy Core Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Year Ended	Year Ended	Year Ended	Period Ended
Class C	September 30, 2019	September 30, 2018	September 30, 2017	September 30, 2016 (1)
Net asset value, beginning of period	$11.46	$11.46	$10.46	$10.00
Activity from investment operations:
Net investment loss (2)	(0.03)	(0.09)	(0.06)	(0.08)
Net realized and unrealized gain / (loss) on investments	(1.02)	0.78	1.10	0.54
Total from investment operations	(1.05)	0.69	1.04	0.46
Less distributions from:
Net realized gains	(0.35)	(0.69)	(0.04)	—
Total distributions	(0.35)	(0.69)	(0.04)	—
Paid-in-Capital From Redemption Fees (2)(9)	0.00	0.00	0.00	0.00
Net asset value, end of period	$10.06	$11.46	$11.46	$10.46
Total return (3)	(8.95)%	6.15%	9.97%	4.60	% (7)
Net assets, at end of period (000s)	$12,104	$26,079	$24,709	$14,578
Ratio of gross expenses to average net assets (4)(6)	2.53%	2.36%	2.38%	2.47	% (5)
Ratio of net expenses to average net assets (6)	2.24%	2.24%	2.24%	2.24	% (5)
Ratio of net investment loss to average net assets (6)(8)	(0.31)%	(0.80)%	(0.56)%	(0.77	)% (5)
Portfolio Turnover Rate	607%	402%	337%	449	% (7)

(1)	The Pinnacle Sherman Multi-Strategy Core Fund’s Class C shares commenced operations on October 1, 2015.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the adviser not waived fees / reimbursed a portion of its expenses, total returns would have been lower.
(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.
(5)	Annualized.
(6)	Does not include the expenses of other investment companies in which the Fund invests.
(7)	Not annualized.
(8)	Recognition of net investment loss by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.
(9)	Amount represents less than $0.01 per share.

B-6

Pinnacle Sherman Multi-Strategy Core Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Year Ended	Year Ended	Year Ended	Period Ended
Class I	September 30, 2019	September 30, 2018	September 30, 2017	September 30, 2016 (1)
Net asset value, beginning of period	$11.77	$11.66	$10.57	$10.00
Activity from investment operations:
Net investment income (2)	0.07	0.02	0.05	0.01
Net realized and unrealized gain / (loss) on investments	(1.04)	0.79	1.12	0.56	(10)
Total from investment operations	(0.97)	0.81	1.17	0.57
Less distributions from:
Net investment income	—	(0.01)	(0.04)	—
Net realized gains	(0.35)	(0.69)	(0.04)	—
Total distributions	(0.35)	(0.70)	(0.08)	—
Paid-in-Capital From Redemption Fees (2)(9)	0.00	0.00	0.00	0.00
Net asset value, end of period	$10.45	$11.77	$11.66	$10.57
Total return (3)	(8.01)%	7.16%	11.09%	5.70	% (7)
Net assets, at end of period (000s)	$14,431	$50,191	$67,546	$27,240
Ratio of gross expenses to average net assets (4)(6)	1.53%	1.36%	1.38%	1.47	% (5)
Ratio of net expenses to average net assets (6)	1.24%	1.24%	1.24%	1.24	% (5)
Ratio of net investment income to average net assets (6)(8)	0.67%	0.20%	0.47%	0.06	% (5)
Portfolio Turnover Rate	607%	402%	337%	449	% (7)

(1)	The Pinnacle Sherman Multi-Strategy Core Fund’s Class I shares commenced operations on October 1, 2015.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the adviser not waived a portion of its fees / reimbused expenses, total returns would have been lower.
(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.
(5)	Annualized.
(6)	Does not include the expenses of other investment companies in which the Fund invests.
(7)	Not annualized.
(8)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.
(9)	Amount represents less than $0.01 per share.
(10)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the changes in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
B-7

STATEMENT OF ADDITIONAL INFORMATION

January [•], 2020

RELATING TO THE REORGANIZATION OF

PINNACLE SHERMAN TACTICAL ALLOCATION FUND

WITH AND INTO

PINNACLE SHERMAN MULTI-STRATEGY CORE FUND

each a series of Northern Lights Fund Trust III

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

1-888-985-9830

This Statement of Additional Information is not a prospectus but should be read in conjunction with the Combined Prospectus/Information Statement dated January [•], 2020 (the “Combined Prospectus/Information Statement”) for the Survivor Fund and the Target Fund (each a “Fund” and collectively, the “Funds”) each a series of the Northern Lights Fund Trust III (the “Trust”). Copies of the Combined Prospectus/Information Statement may be obtained at no charge by writing to The Pinnacle Funds, c/o Gemini Fund Services, LLC, 17645 Wright Street, Suite 200, Omaha, NE 68130 or by calling 1-888-985-9830. Unless otherwise indicated, capitalized terms used in this Statement of Additional Information and not otherwise defined have the same meanings as are given to them in the Combined Prospectus/Information Statement.

This Statement of Additional Information contains information that may be of interest to shareholders of the Target Fund relating to the Reorganization, but that is not included in the Combined Prospectus/Information Statement. As described in the Combined Prospectus/Information Statement, the Reorganization would involve the transfer of substantially all of the assets, and the assumption of the liabilities, of the Target Fund in exchange for shares of the Survivor Fund. The Target Fund would distribute the Survivor Fund shares it receives to its shareholders in complete liquidation of the Target Fund.

The Funds will furnish, without charge, a copy of their most recent Annual Report and/or Semi-Annual Report. Requests should be directed to The Pinnacle Funds, c/o Gemini Fund Services LLC, 17645 Wright Street, Suite 200, Omaha, NE 68130 or by calling 1-888-985-9830.

SAI-1

TABLE OF CONTENTS

ADDITIONAL INFORMATION ABOUT THE FUNDS	SAI-3
PRO FORMA FINANCIAL INFORMATION (UNAUDITED)	SAI-4

SAI-2

ADDITIONAL INFORMATION ABOUT THE FUNDS

Further information about each of the Survivor Fund and the Target Fund, each a series of the Trust, is contained in the Statement of Additional Information dated January [•], 2020, as it may be amended and/or supplemented from time to time, which is incorporated by reference herein. Management’s discussion of fund performance, audited financial statements and related report of the independent registered public accounting firm for the Funds are contained in the Target Fund’s Annual Report for the fiscal year ended March 31, 2019 and the Survivor Fund’s Annual Report for the fiscal year ended September 30, 2019 and are incorporated in this Statement of Additional Information by reference. The unaudited financial statements for the Target Fund are contained in the Target Funds’ Semi-Annual Report for the six months ended September 30, 2019 and are incorporated in this Statement of Additional Information by reference. No other parts of the Funds’ Annual Report or Semi-Annual Report are incorporated by reference in this Statement of Additional Information.

SAI-3

Pro Forma Financial Information

(Unaudited)

The unaudited pro forma financial information set forth below is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated. These pro forma numbers have been estimated in good faith based on information regarding the Target Fund and Survivor Fund as of September 30, 2019 using the fees and expenses information as shown in the Combined Prospectus/Information Statement. The unaudited pro forma financial information should be read in conjunction with the historical financial statements of the Target Fund and Survivor Fund, which are available in their annual and semi-annual shareholder reports.

SAI-4

Pinnacle Funds
STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2019

	Pinnacle Sherman Tactical	Pinnacle Sherman
	Allocation Fund	Multi-Strategy Core Fund	Combined Total
ASSETS
Investment Securities:
At cost	$11,009,769	$31,177,580	$42,187,349
At value	11,491,316	32,930,884	44,422,200
Cash and cash equivalents	1,175,687	665,109	1,840,796
Receivable due from adviser	1,232	-	1,232
Dividends and interest receivable	4,780	24,181	28,961
Receivable for Fund shares sold	-	250	250
Prepaid expenses and other assets	19,658	21,211	40,869
TOTAL ASSETS	12,692,673	33,641,635	46,334,308

LIABILITIES
Payable for investments purchased	-	-	-
Audit Fees Payable	8,407	17,000	25,407
Investment advisory fees payable	-	9,743	9,743
Payable to related parties	5,333	7,476	12,809
Payable for Fund shares repurchased	361	5,000	5,361
Distribution (12b-1) fees payable	2,005	11,570	13,575
Trustee fees payable	323	-	323
Legal fees payable	1,784	-	1,784
Accrued expenses and other liabilities	1,649	7,889	9,538
TOTAL LIABILITIES	19,862	58,678	78,540
NET ASSETS	$12,672,811	$33,582,957	$46,255,768

Net Assets Consist Of:
Paid in capital	$13,477,173	$36,154,743	$49,631,916
Accumulated earnings / (losses)	(804,362)	(2,571,786)	(3,376,148)
NET ASSETS	$12,672,811	$33,582,957	$46,255,768

Net Asset Value Per Share:
Class A Shares:
Net Assets	$6,292,042	$7,047,325	$13,339,367
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	623,246	680,051	1,287,391
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a)	$10.10	$10.36	$10.36
Maximum offering price per share (maximum sales charge of 5.75%)	$10.72	$10.99	$10.99

Class C Shares:
Net Assets	$785,837	$12,104,318	$12,890,155
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	80,913	1,203,074	1,281,189
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share (a)	$9.71	$10.06	$10.06

Class I Shares:
Net Assets	$5,594,932	$14,431,314	$20,026,246
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	551,475	1,380,780	1,916,180
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share (a)	$10.15	$10.45	$10.45

(a) Redemptions made within 60 days of purchase may be assessed a redemption fee of 1.00%.

See Accompanying Notes to Financial Statements.

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Pinnacle Funds
STATEMENTS OF OPERATIONS (Unaudited)
For the Year Ended September 30, 2019

	Pinnacle Sherman Tactical	Pinnacle Sherman		Pro-Forma	Total After
	Allocation Fund	Multi-Strategy Core Fund	Combined Total	Adjustments	Adjustments
INVESTMENT INCOME
Dividends	$327,655	$970,210	$1,297,865	$-	$1,297,865
Interest	10,277	27,373	37,650	-	37,650
TOTAL INVESTMENT INCOME	337,932	997,583	1,335,515	-	1,335,515

EXPENSES
Investment advisory fees	161,179	524,882	686,061	-	686,061
Distribution (12b-1) fees:
Class A	16,487	24,550	41,037	-	41,037
Class C	11,720	185,062	196,782	-	196,782
Administrative services fees	13,707	41,735	55,442	-	55,442
Audit fees	16,883	17,000	33,883	(16,883)	17,000
Accounting services fees	20,200	22,924	43,124	(20,600)	22,524
Legal fees	19,871	17,003	36,874	(6,483)	30,391
Trustees fees and expenses	14,686	14,514	29,200	-	29,200
Transfer agent fees	25,961	29,119	55,080	(4,293)	50,787
Printing and postage expenses	16,909	28,468	45,377	(13,300)	32,077
Compliance officer fees	8,324	19,323	27,647	(1,613)	26,034
Custodian fees	7,520	13,374	20,894	(5,000)	15,894
Registration fees	36,616	39,704	76,320	(25,400)	50,920
Insurance expense	-	1,888	1,888	-	1,888
Third pary administrative servicing fees	4,969	37,017	41,986	-	41,986
Other expenses	2,785	3,489	6,274	-	6,274
TOTAL EXPENSES	377,817	1,020,052	1,397,869	(93,572)	1,304,297
Less: Fees waived / expenses reimbursed by the adviser	(150,266)	(162,100)	(312,366)	93,572	(218,794)
NET EXPENSES	227,551	857,952	1,085,503	-	1,085,503
NET INVESTMENT INCOME (LOSS)	110,381	139,631	250,012	-	250,012

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from security transactions	(605,393)	(4,464,094)	(5,069,487)	-	(5,069,487)
Net change in unrealized appreciation (depreciation) on investments	(1,195,243)	(5,724,945)	(6,920,188)	-	(6,920,188)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(1,800,636)	(10,189,039)	(11,989,675)	-	(11,989,675)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,690,255)	$(10,049,408)	$(11,739,663)	$-	$(11,739,663)

See Accompanying Notes to Financial Statements.

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Pinnacle Funds
PRO-FORMA PORTFOLIO OF INVESTMENTS (Unaudited)
September 30, 2019

	Pinnacle Sherman Tactical Allocation Fund Shares	Pinnacle Sherman Multi-Strategy Core Fund Shares	Pinnacle Sherman Tactical Allocation Fund Fair Value	Pinnacle Sherman Multi-Strategy Core Fund Fair Value	Combination Fair Value
EXCHANGE TRADED FUNDS - 96.0%
COMMODITY FUND - 2.7%
SPDR Gold Shares *	9,065	-	$1,258,857	$-	$1,258,857

DEBT FUNDS - 5.5%
First Trust TCW Opportunistic Fixed Income ETF	16,180	-	852,039	-	852,039
Invesco 1-30 Laddered Treasury ETF	23,755	-	844,965	-	844,965
Invesco Emerging Markets Sovereign Debt ETF	28,650	-	835,148	-	835,148
			2,532,152	-	2,532,152
EQUITY FUNDS - 87.8%
First Trust S&P REIT Index Fund	60,005	253,195	1,597,363	6,740,177	8,337,540
Invesco QQQ Trust Series 1	4,920	27,895	928,945	5,266,855	6,195,800
iShares Core S&P 500 ETF	3,145	17,825	938,845	5,321,119	6,259,964
iShares S&P 500 Growth ETF	5,150	29,185	927,155	5,254,175	6,181,330
iShares S&P 500 Value ETF	3,630	7,930	432,478	944,780	1,377,258
iShares U.S. Consumer Services ETF	2,885	6,045	627,170	1,314,123	1,941,293
iShares US Technology ETF	3,135	6,565	640,198	1,340,639	1,980,837
iShares US Utilities ETF	4,065	8,525	661,985	1,388,296	2,050,281
SPDR Dow Jones Industrial Average ETF Trust	3,515	19,915	946,168	5,360,720	6,306,888
			7,700,307	32,930,884	40,631,191

TOTAL EXCHANGE TRADED FUNDS (Cost $42,187,349)			11,491,316	32,930,884	44,422,200

TOTAL INVESTMENTS - 96.0% (Cost $42,187,349)			$11,491,316	$32,930,884	$44,422,200
OTHER ASSETS LESS LIABILITIES - 4.0%			1,181,495	652,073	1,833,568
NET ASSETS - 100.0%			$12,672,811	$33,582,957	$46,255,768

ETF - Exchange Traded Fund
REIT - Real Estate Investment Trust
SPDR - Standard and Poor's Depositary Receipts
S&P - Standard and Poor's
* Non-income producing security.

See Accompanying Notes to Financial Statements.

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Notes to Pro Forma Financial Statements, September 30, 2019 (Unaudited)

Note 1 — Reorganization

The unaudited pro forma information has been prepared to give effect to the proposed reorganization of the Target Fund into the Survivor Fund pursuant to an Agreement and Plan of Reorganization (the “Reorganization”) as if the Reorganization occurred on September 30, 2019.

Note 2 — Basis of Pro Forma

The Reorganization is expected to be accounted for as a tax-free reorganization for federal income tax purposes; therefore, no gain or loss will be recognized by the Survivor Fund or its shareholders as a direct result of the Reorganization. The Target Fund and the Survivor Fund are both registered open-end management investment companies. The Reorganization would be accomplished by the acquisition of all of the assets and the assumption of all of the liabilities of the Target Fund by the Survivor Fund in exchange for shares of the Survivor Fund, followed by the distribution of such shares to Target Fund shareholders in complete liquidation and termination of the Target Fund. The pro forma financial information has been adjusted to reflect the assumption that the Target Fund distributes its undistributed net investment income to its shareholders prior to the Reorganization. The Target Fund shareholders would have received 1,220,855 shares of the Survivor Fund had the Reorganization occurred on September 30, 2019.

In accordance with accounting principles generally accepted in the United States of America (“GAAP”), for financial reporting purposes, the historical cost basis of the investments received from the Target Fund will be carried forward to align ongoing reporting of the realized and unrealized gains and losses of the Surviving Fund with amounts distributable to shareholders for tax purposes.

Fund	Net Assets	As-of As of Date
Pinnacle Sherman Tactical Allocation Fund (Target Fund)	$12,672,811	September 30, 2019
Pinnacle Sherman Multi-Strategy Core Fund (Survivor Fund)	$33,582,957	September 30, 2019
Pinnacle Sherman Multi-Strategy Core Fund (Pro Forma Combined Fund)	$46,255,768	September 30, 2019

On the pro forma Statement of Operations, certain combined expenses have been adjusted to reflect the anticipated contractual changes.

Note 3 — Accounting Survivor

The Survivor Fund will be the accounting survivor. The surviving fund will have the portfolio management team, portfolio composition, strategies, investment objective, expense structure and policies/restrictions of the Survivor Fund.

Note 4 — Costs Of Reorganization

The costs of the Reorganization will be borne by Pinnacle Family Advisors LLC, each Fund’s investment adviser. The costs associated with the Reorganization will not have an effect on the net asset value per share of either Fund. The costs associated with the Reorganization are expected to be approximately $17,500, not including the brokerage costs, if any, associated with the re-positioning of the Target Fund.

Note 5 - Estimates

The financial statements are prepared in accordance with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

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PART C: OTHER INFORMATION

Item 15: Indemnification

Reference is made to Article VIII of the Registrant’s Declaration of Trust filed with the Registration Statement on December 30, 2011.

 Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its past, present and future Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “1933 Act”) may be permitted to Trustees, officers, controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event  that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 16: Exhibits

(1)	Declaration of Trust. Declaration of Trust previously filed in the Registration Statement on December 30, 2011 is incorporated herein by reference (File No. 333-178833).

(2)	By-Laws. By-Laws of the Trust previously filed in the Registration Statement on August 29, 2013 are incorporated herein by reference (File No. 333-178833).

(3)	Not Applicable.

(4)	Plan of Reorganization. Form of Plan of Reorganization is filed herewith.

(5)	Instruments Defining Rights of Security Holders. None other than the Declaration of Trust and By-Laws of the Trust.

(6)	Investment Advisory Contracts.

(a)	Management Agreement with Pinnacle Family Advisors, LLC for the Pinnacle Sherman Tactical Allocation Fund filed in Post-Effective Amendment No. 51 on May 15, 2013 is incorporated herein by reference (File No. 333-178833).

(b)	Management Agreement with Pinnacle Family Advisors, LLC for the Pinnacle Sherman Multi-Strategy Core Fund filed in Post-Effective Amendment No. 202 on September 3, 2015 is incorporated herein by reference (File No. 333-178833).

(7)	Underwriting Contracts. Underwriting Agreement between the Registrant and Northern Lights Distributors, LLC as previously filed on June 2, 2015 to the Registrant’s Registration Statement on Form N-1A, is incorporated by reference.

(8)       Bonus or Profit Sharing Contracts. None.

(9)       Custodian Agreements.

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(a)	Custody Agreement with Union Bank, N.A. filed in Post-Effective Amendment No. 9 on August 28, 2012 is incorporated herein by reference.

(10)       12b-1 and 18f-3 Plans.

(a)       12b-1 Plan

(i)	Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 for Class A Shares as previously filed on April 22, 2014 to the Registrant's Registration Statement in Post-Effective Amendment No. 104, and hereby incorporated by reference.

(a) Amended and Restated exhibit A to Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 for Class A Shares as previously filed on December 21, 2018 to the Registrant’s Registration Statement in Post-Effective Amendment No. 377, and hereby incorporated by reference.

(ii)	Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 for Class C Shares as previously filed on April 22, 2014 to the Registrant's Registration Statement in Post-Effective Amendment No. 104, and hereby incorporated by reference.

(a)	Amended and Restated exhibit A to Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 for Class C Shares as previously filed on November 16, 2018 to the Registrant’s Registration Statement in Post-Effective Amendment No. 364, and hereby incorporated by reference.

(iii) Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 for Class I Shares as previously filed on March 3, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 160, and hereby incorporated by reference.

(b)       18f-3 Plan

  (i) Rule 18f-3 Plan as previously filed on July 8, 2014 to the Registrant's Registration Statement in Post-Effective Amendment No. 119, and hereby incorporated by reference.

(a)	Amended and Restated Appendix A to Rule 18f-3 Plan as previously filed on December 21, 2018 to the Registrant’s Registration Statement in Post-Effective Amendment No. 377, and hereby incorporated by reference.

(11)       Legal Opinion. Opinion and consent of Thompson Hine LLP is filed herewith.

(12)       Legal Opinion regarding Tax Matters. Form of opinion regarding tax matters is filed herewith.

(13)       None.

(14)       Consent of Cohen & Company, Ltd. is filed herewith.

(15)       Omitted Financial Statements. None.

(16)       Power of Attorney. None.

Item 17: Undertakings

(1)	The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 act, each post-effective amendment shall be deemed to be a new registration statement for the
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securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The undersigned registrant agrees that it will file the Legal Opinion on Tax Matters on Form POS-EX.

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SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant in the City of Hauppauge and State of New York on the 10th day of January, 2020.

NORTHERN LIGHTS FUND TRUST III	By: /s/ Richard Malinowski
Registrant	Richard Malinowski, President

As required by the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Richard Malinowski		January 10, 2019
Richard Malinowski	President

/s/ Brian Curley		January 10, 2019
Brian Curley	Treasurer

James U. Jensen	Independent Trustee

Patricia Luscombe	Independent Trustee

/s/ John V. Palancia		January 10, 2019
John V. Palancia	Independent Trustee

/s/ Mark H. Taylor		January 10, 2019
Mark H. Taylor	Independent Trustee

/s/Jeffery D. Young		January 10, 2019
Jeffery D. Young	Independent Trustee

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EXHIBITS

(4)     Form of Plan of Reorganization

(11)   Legal Opinion

(12)   (Form of) Legal Opinion regarding Tax Matters

(14)   Consent of Cohen & Company, Ltd.

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